Exhibit 10.2

INVESTMENT AGREEMENT

BY AND BETWEEN

SONIDA SENIOR LIVING, INC.

AND

SILK PARTNERS, LP

DATED AS OF NOVEMBER 4, 2025

i

EXHIBITS:

Exhibit A – Investor, Number of Shares, Purchase Price

Exhibit B – Form of Investor Rights Agreement

Exhibit C – Form of Registration Rights Agreement

Exhibit D – Form of Joinder

INDEX OF CERTAIN DEFINED TERMS

Affiliate	Section 7.1(d)
Agreement	Preamble
Ancillary Documents	Section 7.1(e)
Assigned Purchase Price Payment Obligation	Section 7.4
Beneficial Owner	Section 7.1(f)
Beneficial Ownership	Section 7.1(f)
Board of Directors	Section 7.1(g)
BSA/PATRIOT Act	Section 2.2(f)(v)
Business Day	Section 7.1(h)
Charter Amendment	Recitals
Closing	Section 1.3(b)
Closing Date	Section 1.3(b)
Closing Notice	Section 1.3(c)
CNL	Recitals
Common Stock	Section 1.1
Company	Preamble
Company Charter	Section 7.1(i)
Company Indemnification Representations	Section 5.1
Company Related Parties	Section 5.2
Company Reports	Section 7.1(j)
Company Stockholders Meeting	Recitals
Consents	Section 7.1(k)
Conversant	Section 7.1(l)
Conversant A	Recitals
Conversant B	Recitals
Conversant Consent	Recitals
Designated Court	Section 7.5
Designated Courts	Section 7.5
Disclosure Letter	Section 2.1
Disqualification Event	Section 2.2(f)(vi)
Equity Purchase	Section 7.1(m)
Equity Purchase Closing	Section 7.1(n)
Equity Purchase Effective Time	Section 7.1(o)
Exchange Act	Section 7.1(p)
Existing Investor Rights Agreement	Section 7.1(q)
Existing Registration Rights Agreement	Section 7.1(r)
First Closing Date	Section 7.1(s)
Fraud	Section 7.1(t)
Governmental Approvals	Section 7.1(u)
Governmental Entity	Section 7.1(v)
herein	Section 7.1(c)
hereof	Section 7.1(c)
hereunder	Section 7.1(c)
include	Section 7.1(b)

included	Section 7.1(b)
includes	Section 7.1(b)
including	Section 7.1(b)
Increased Authorized Share Number	Section 7.1(w)
Indemnification Representations	Section 5.2
Indemnified Party	Section 5.4(b)
Indemnifying Party	Section 5.4(b)
Information	Section 3.4
Investor	Preamble
Investor Indemnification Representations	Section 5.2
Investor Related Parties	Section 5.1
Investor Rights Agreement	Section 3.6
Joinder	Section 7.4
Law	Section 7.1(v)
Laws	Section 7.1(x)
Lien	Section 7.1(y)
Losses	Section 5.1
Merger Agreement	Recitals
Merger Agreement Representations and Warranties Interpretations	Section 2.1(a)
NYSE	Section 7.1(z)
OFAC List	Section 2.2(f)(v)
or	Section 7.1(a)
Person	Section 7.1(aa)
Private Placement	Section 1.1
Proxy Statement	Recitals
Purchase Price	Section 1.2
Registration Rights Agreement	Section 3.6
Representatives	Section 3.4
Requisite Vote	Section 7.1(bb)
SEC	Section 7.1(cc)
Second Closing Date	Section 7.1(dd)
Second Merger	Section 7.1(ee)
Second Merger Effective Time	Section 7.1(ff)
Securities Act	Section 7.1(gg)
Shares	Section 1.1
Silk	Preamble
Subsidiaries	Section 7.1(hh)
Subsidiary	Section 7.1(hh)
Survival Period	Section 5.7
Third Party Claim	Section 5.4(b)
without limitation	Section 7.1(b)

INVESTMENT AGREEMENT

INVESTMENT AGREEMENT (this “Agreement”), dated as of November 4, 2025, by and between Sonida Senior Living, Inc., a Delaware corporation (the “Company”), and Silk Partners, LP, a New York limited partnership (“Silk” or the “Investor”). Capitalized terms used in this Agreement have the meaning set forth in Section 7.1, unless defined elsewhere herein.

RECITALS

WHEREAS, concurrently with the execution of this Agreement, the Company is entering into that certain Agreement and Plan of Merger by and among the Company, CNL Healthcare Properties, Inc., a Maryland corporation (“CNL”), and certain other parties named therein (the “Merger Agreement”) pursuant to which, among other things and subject to the terms and conditions set forth therein, the Company and CNL will effect a business combination pursuant to a series of Transactions (as defined in the Merger Agreement);

WHEREAS, in connection with the Transactions, subject to the terms and conditions set forth herein, Investor desires to subscribe for and purchase the Shares (as defined below) in a private placement pursuant to Section 4(a)(2) of the Securities Act;

WHEREAS, in connection with the Transactions, and the issuance of Shares pursuant hereto, the Company and CNL will prepare and the Company will file with the SEC a joint proxy statement/prospectus (the “Proxy Statement”) with respect to, among other matters, a special meeting of the Company’s stockholders (the “Company Stockholders Meeting”) to approve, amendments to the Company Charter, including to increase the number of shares of Common Stock (as defined below) that the Company is authorized to issue to the Increased Authorized Share Number (such amendment to increase the number of shares of Common Stock, the “Charter Amendment”); and

WHEREAS, concurrently with the execution and delivery of this Agreement, each of Conversant Dallas Parkway (A) LP, a Delaware limited partnership (“Conversant A”), and Conversant Dallas Parkway (B) LP, a Delaware limited partnership (“Conversant B”), are delivering to the Company its consent to certain of the transactions contemplated by the Merger Agreement to the extent required pursuant to certain existing agreements with the Company, as set forth therein (“Conversant Consent”).

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

ISSUANCE AND SALE OF COMMON STOCK; CLOSING

SECTION 1.1 Issuance and Sale of Common Stock. Subject to the terms and conditions of this Agreement, at the Closing, pursuant to Section 4(a)(2) of the Securities Act, Investor shall purchase from the Company, and the Company shall issue to Investor (the “Private Placement”), the number of validly issued, fully paid and nonassessable shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), set forth opposite Investor’s name on Exhibit A hereto (such shares of Common Stock purchased in the Private Placement, “Shares”).

1

SECTION 1.2 Purchase Price. The purchase price payable by Investor in respect of shares of Common Stock to be purchased by Investor shall be the dollar amount set forth next to Investor’s name on Exhibit A (the “Purchase Price”).

SECTION 1.3 Closing.

(a) Upon the satisfaction of the conditions set forth in Article IV, unless this Agreement shall have been terminated pursuant to its terms, at or prior to the Equity Purchase Effective Time, Investor shall pay, or cause to be paid, the Purchase Price, to one or more account(s) designated by the Company by wire transfer of immediately available funds, which may be an account of the Exchange Agent (as defined in the Merger Agreement), to be held and not used until the Second Merger Effective Time.

(b) The issuance of the Shares of Common Stock in the Private Placement (the “Closing”) shall occur substantially concurrently with the Second Merger Effective Time remotely through the electronic exchange of documents and signatures (or their electronic counterparts) on a date specified in the Closing Notice (the date on which the Closing occurs, the “Closing Date”).

(c) Written notice shall be delivered by or on behalf of the Company to Investor (the “Closing Notice”), stating that the Company reasonably expects, in good faith, that all conditions to the Equity Purchase Closing set forth in Sections 9.1 and 9.2 of the Merger Agreement will be satisfied or waived, and all conditions to the Closing set forth in Section 4.1 of this Agreement will be satisfied, as of the Equity Purchase Effective Time on the First Closing Date, with such date to be no less than three (3) Business Days from the date on which the Closing Notice is delivered to Investor.

(d) On the First Closing Date, the Company and Investor shall deliver to the Company and Investor, as applicable, all other documents and certificates required to be delivered to such party pursuant to Article IV hereof.

(e) On the Second Closing Date or promptly thereafter, the Company shall deliver to Investor a book-entry confirmation from the Company’s transfer agent (or, if requested by Investor, certificate or certificates) representing the number of Shares set forth opposite Investor’s name on Exhibit A hereto against payment of the Purchase Price hereunder.

SECTION 1.4 Adjustments. The number of Shares to be issued at the Closing shall be proportionately adjusted for any subdivision or combination (by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise) of Common Stock that occurs during the period beginning on the date of this Agreement and ending on the Closing Date, and Exhibit A hereto shall be updated accordingly without any further action by the Company or Investor.

2

ARTICLE II

REPRESENTATIONS AND WARRANTIES

SECTION 2.1 Representations and Warranties of the Company. Except (a) as disclosed in the Company Reports publicly available, filed with or furnished to, as applicable, the SEC on or after January 1, 2023 and at least two Business Days prior to the date of this Agreement (excluding any risk factor disclosures (excluding statements of historical fact) contained in such documents under the heading “Risk Factors” and any disclosure of risks or other matters included in any “forward-looking statements” disclaimer or other statements that are cautionary, predictive or forward-looking in nature, which in no event shall be deemed to be an exception to or disclosure for purposes of, any representation or warranty set forth in this Article II); provided, that nothing set forth or disclosed in any such Company Reports will be deemed to modify or qualify the representations and warranties set forth in Section 6.2 and Section 6.7 of the Merger Agreement, or (b) subject to the terms of Section 11.15 of the Merger Agreement, as set forth in the disclosure letter prepared by the Company and delivered by the Company to CNL under the Merger Agreement and to Investor concurrently with the execution and delivery of this Agreement (the “Disclosure Letter”), the Company represents and warrants to Investor as follows:

(a) Representations and Warranties Incorporated by Reference. The representations and warranties of the Company set forth in Article 6 of the Merger Agreement are incorporated by reference herein as representations and warranties under this Agreement (as modified by the Disclosure Letter) as of the date hereof and are for the benefit of Investor; provided, that all defined terms used in such incorporated representations and warranties shall be given the meanings ascribed to such terms in the Merger Agreement, except that: (i) all references to “Parent Common Stock to be issued in connection with the Equity Purchase” shall hereby refer to the Shares issuable pursuant to this Agreement, (ii) all references to “Company” shall be deemed to mean and refer to Investor (as defined in this Agreement); (iii) all references to “Agreement” shall be deemed to mean and refer to this Agreement; and (iv) all references to “Transactions” shall be deemed to mean and refer to the transactions contemplated by this Agreement and the Ancillary Documents (the conditions set forth in this proviso, the “Merger Agreement Representations and Warranties Interpretations”).

(b) Private Placement. Based in part on the Investor’s representations in Section 2.2, the offer and sale of Shares is exempt from the registration and prospectus delivery requirements of the Securities Act and the rules and regulations promulgated thereunder. Without limiting the foregoing, neither the Company, nor any other person authorized by the Company to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of Shares and neither the Company, nor any person authorized by the Company to act on its behalf, has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of Shares under this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would result in Regulation D or any other applicable exemption from registration under the Securities Act not being available, nor will the Company take any action or steps that would cause the offering or issuance of Shares to be integrated with other offerings.

3

(c) No Additional Representations. Except for the representations and warranties made by the Company in this Section 2.1, none of the Company or any of its Subsidiaries or representatives makes any other representation or warranty of any kind or nature whatsoever, oral or written, express or implied, with respect to itself, its Subsidiaries, their respective businesses, this Agreement, the Ancillary Documents, or the transactions contemplated by the Agreement. The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties of Investor expressly set forth in this Article II, in any other Ancillary Document or in any certificate delivered by Investor pursuant to this Agreement or any Ancillary Document, it is not acting, by entering into this Agreement or consummating the transactions contemplated by this Agreement, in reliance on any other representation or warranty, express or implied, or the accuracy or completeness of any other representation or warranty, express or implied.

SECTION 2.2 Representations and Warranties of Investor. Investor represents and warrants to the Company as follows:

(a) Organization and Standing; Authority. Investor is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Investor has all requisite organizational power to (i) enter into, consummate the transactions contemplated by, and carry out its obligations under this Agreement, and (ii) own, lease and operate its properties and carry on its business as it is now being conducted and is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified, except for any failure under clause (ii) that would not, individually or in the aggregate, reasonably be expected to materially and adversely affect Investor’s ability to perform its obligations under this Agreement or the Ancillary Documents or consummate the transactions contemplated hereby or thereby on a timely basis. The execution and delivery by Investor of this Agreement and the Ancillary Documents and the consummation by Investor of the transactions contemplated by this Agreement and the Ancillary Documents have been or will be duly authorized by all requisite organizational action on the part of Investor. This Agreement has been and the Ancillary Documents will be duly executed and delivered by Investor. Assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes and the Ancillary Documents will constitute the legal, valid and binding obligation of Investor, enforceable against it in accordance with their respective terms, subject in each case to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar Laws now or hereafter in effect relating to or affecting creditors’ rights and remedies generally and subject, as to enforceability, to the effect of general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b) No Conflicts. Neither the execution, delivery and performance by Investor of this Agreement or the Ancillary Documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance by Investor with any of the provisions hereof or thereof, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien upon any of the properties or assets of Investor under any of the terms, conditions or provisions of (A) its governing instruments or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other

4

instrument or obligation to which either Investor is a party or by which it may be bound, or to which either Investor or any of the properties or assets of Investor may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any law, statute, ordinance, rule or regulation, permit, concession, grant, franchise or any judgment, ruling, order, writ, injunction or decree applicable to either Investor or any of its respective properties or assets except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches as would not reasonably be expected to materially and adversely affect Investor’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.

(c) Consents and Approvals. Other than (i) the securities or blue sky laws of the various states, (ii) the filing with the SEC of such reports under the Exchange Act and/or the Securities Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, and (iii) the filing by the Company of the Charter Amendment, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, nor expiration or termination of any statutory waiting period, is necessary for the consummation by Investor of the transactions contemplated by this Agreement or the Ancillary Documents. Conversant A and Conversant B have delivered the executed Conversant Consent to the Company on the date hereof.

(d) Financial Capability. Investor has, and will have as of the Equity Purchase Closing, access to available funds necessary to make the payment of the Purchase Price pursuant to this Agreement and consummate the Closing on the terms and conditions contemplated by this Agreement. Investor is not aware as of the date hereof of any reason by which the funds sufficient to fulfill its obligations under Article I will not be available at the Equity Purchase Closing.

(e) Brokers, Finders, etc. Neither Investor nor its Affiliates or any of their respective officers, directors, employees or agents has employed any broker or finder for which the Company will incur any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees.

(f) Purchase for Investment. Investor acknowledges its understanding that the offering and sale of Shares are intended to be exempt from registration under the Securities Act and that the Company is relying upon the truth and accuracy of Investor’s representations and warranties contained herein and Investor’s compliance with this Agreement in order to determine the availability of such exemptions and the eligibility of Investor to acquire Shares in accordance with the terms and provisions of this Agreement. In furtherance thereof, Investor represents and warrants to the Company that:

(i) Investor is an institutional “accredited investor” within the meaning of Regulation D promulgated under the Securities Act, and, if there should be any change in such status prior to the First Closing Date or the Second Closing Date, Investor will promptly inform the Company of such change;

5

(ii) Investor (A) has the financial ability to bear the economic risk of its investment in Shares, (B) has no need for liquidity with respect to its investment therein, (C) has adequate means for providing for its current needs and contingencies, and (D) has such knowledge, experience and skill in evaluating and investing in issues of equity securities based on actual participation in financial, investment and business matters, such that it is capable of evaluating the merits and risks of an investment in the Company and the suitability of Shares;

(iii) Without prejudice to any claim of Investor hereunder for breach of the Company’s representations and warranties or for Fraud, Investor has been given the opportunity to conduct a due diligence review of the Company concerning the terms and conditions of the offering of Shares and other matters pertaining to an investment in Shares in order for Investor to evaluate the merits and risks of an investment in Shares; Investor has received such information as it deems necessary in order to make an investment decision with respect to Shares;

(iv) Investor became aware of this offering of Shares solely by means of direct contact between it and the Company or a representative of the Company, and Shares were offered to Investor solely by direct contact between it and the Company or a representative of the Company. Investor did not become aware of this offering of Shares, nor were Shares offered to Investor, by any other means. Investor acknowledges that it was not induced to purchase Shares through any form of general solicitation or general advertising;

(v) Investor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by OFAC or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Investor is permitted to do so under applicable law. If Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Investor and used to purchase Shares were legally derived; and

(vi) None of (A) Investor, (B) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (C) any Beneficial Owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by Investor is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

6

(g) No Registration. Investor has been advised that Shares have not been registered under the Securities Act, or any non-U.S. securities, state securities or “blue sky” laws, and therefore cannot be resold unless they are registered under such laws or unless an exemption from registration thereunder is available. Investor is purchasing Shares for its own account for investment, and not with a view to, or for resale in connection with, the distribution thereof, and has no present intention of distributing or reselling any thereof. In making the foregoing representations, Investor is aware that it must bear, and represents that Investor is able to bear, the economic risk of such investment for an indefinite period of time.

(h) Investor Information. All information furnished to the Company by Investor or its Affiliates in writing expressly for use in the Joint Proxy Statement/Prospectus and Registration Statement (in each case, as defined in the Merger Agreement) will not, at the time of the Company Stockholders Meeting, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no representation or warranty is made by Investor with respect to (A) statements included or incorporated by reference in the Joint Proxy Statement/Prospectus or Registration Statement based on information supplied by or on behalf of the Company or any of its directors (other than those who are representatives of Investor), officers, employees, Affiliates, agents or other representatives, or (B) any financial projections or forward-looking statements.

(i) No Additional Representations. Except for the representations and warranties made by Investor in this Section 2.2, neither Investor or any of its Affiliates or representatives makes any other representation or warranty of any kind or nature whatsoever, oral or written, express or implied, with respect to itself, its Affiliates, their respective businesses, this Agreement, any Ancillary Document or the transactions contemplated by this Agreement. Investor, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties of the Company expressly set forth in Article II (as modified by the Disclosure Letter), in any other Ancillary Document or in any certificate delivered by the Company pursuant to this Agreement or any Ancillary Document, it is not acting, by entering into this Agreement or consummating the transactions contemplated by this Agreement, in reliance on (i) any other representation or warranty, express or implied, (ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Investor or any of its Affiliates or representatives, or (iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

7

ARTICLE III

COVENANTS

SECTION 3.1 Restrictive Legends.

(a) Investor acknowledges and agrees that Shares and any securities issued or issuable with respect to such securities by way of stock dividend or stock split or in connection with a combination of shares, conversion of such securities, recapitalization, merger, consolidation, going private, tender offer, amalgamation, change of control, other reorganization or otherwise, shall bear restrictive legends in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND STATE SECURITIES LAWS WHICH IS AVAILABLE.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any such securities upon which it is stamped (or, if applicable, revise the book-entry position applicable to such holder and such securities to remove the restrictions), if (i) such securities are registered for sale under an effective registration statement filed under the Securities Act, (ii) such securities are eligible for resale pursuant to Rule 144 promulgated under the Securities Act, or (iii) if such securities are proposed to be sold pursuant to an exemption from registration and the Company receives an opinion of counsel reasonably satisfactory to it and any other documentation reasonably requested by the Company with respect to compliance with such exemption.

SECTION 3.2 Consents and Approvals; Information. Each of the Company and Investor shall, and shall cause their respective Affiliates to, use commercially reasonable efforts to cooperate with the other party in securing any Consents and Governmental Approvals required on the part of the Company or Investor, if any, in connection with the transactions contemplated by this Agreement. Investor shall, and shall cause its Affiliates to, reasonably cooperate with the Company and CNL, including by (i) subject to applicable Law, providing information regarding Investor and its Affiliates reasonably requested by Company and CNL, (ii) cooperating in responding to any inquiry from a Governmental Entity, including, as promptly as reasonably practicable, informing the Company of such inquiry, (iii) subject to applicable Law, consulting in advance before making any presentations or submissions to a Governmental Entity, and supplying each other with copies of all material correspondence, filings or communications between Investor and any Governmental Entity, in each case, in connection with the filings and notifications to be made with the SEC and other Governmental Entities in connection with the transactions contemplated by the Merger Agreement.

8

SECTION 3.3 Public Announcements. So long as this Agreement is in effect, the parties shall consult with each other before issuing any press release or otherwise making any public statements or filings with respect to this Agreement or any of the Transactions, and, except as otherwise permitted or required by this Agreement, none of the parties shall issue any such press release or make any such public statement or filing prior to obtaining the consent of the other parties (which consent shall not be unreasonably withheld, conditioned or delayed); provided, that a party may, without obtaining the other party’s consent, issue such press release or make such public statement or filing with respect to this Agreement or any of the Transactions as may be required by Law, any judgment, writ, order, stipulation, award, injunction, settlement or decree issued, promulgated or entered into by or with any Governmental Entity, or the applicable rules of any stock exchange, in which case such party shall consult with the other party before making such public statement or filing with respect to this Agreement or any of the Transactions, except to the extent it is not reasonably practicable to do so.

SECTION 3.4 Confidentiality. Each party to this Agreement will hold, and will cause its respective Affiliates and their respective directors, managers, officers, employees, agents, consultants and advisors, including attorneys, financial advisors and financial sources (“Representatives”), to hold, in strict confidence, unless disclosure to a regulatory authority is reasonably necessary in connection with any reasonably necessary regulatory approval, examination or inspection or unless disclosure is required by judicial or administrative process or by other requirement of law or the applicable requirements of any regulatory agency or relevant stock exchange (in which case, other than in connection with a disclosure in connection with a routine audit or examination by, or document request from, a regulatory or self-regulatory authority, bank examiner or auditor, the party disclosing such information shall provide the other party with prior written notice of such permitted disclosure), all nonpublic records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the other party hereto furnished to it by or on behalf of such other party or its Representatives pursuant to this Agreement (except to the extent that such information is (a) previously known by such party from other sources, provided that such source was not known by such party to be bound by a contractual, legal or fiduciary obligation of confidentiality to the other party, (b) is available to the public through no violation of this Section 3.4 by such party, (c) later lawfully acquired from other sources by the party to which it was furnished, or (d) is independently developed by such party without use or reference to the Information), and neither party hereto shall release or disclose such Information to any other person, except its Representatives. Each party shall be responsible for any breach of this Section 3.4 by any of its Representatives. Nothing herein shall prevent any party, or any of their respective Affiliates which is a private equity or other investment vehicle from making customary disclosures to its current, future or potential investors in the ordinary course of business; provided, that Investor is bound by a duty of confidentiality and non-use to such disclosing party or its Affiliates with respect to such disclosure.

SECTION 3.5 Charter Amendment. Prior to or upon the Closing, and subject to receipt of the Requisite Vote, the Company shall file or cause to be filed with the Secretary of State of the State of Delaware the Charter Amendment.

9

SECTION 3.6 Ancillary Documents. Subject to the terms and conditions set forth herein, on the First Closing Date (i) the Company, Investor and the other parties thereto shall enter into the amended and restated Existing Investor Rights Agreement, substantially in the form attached hereto as Exhibit B hereto (the “Investor Rights Agreement”), and (ii) the Company, Investor and the other parties thereto shall enter into the amended and restated Existing Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), in each case, to be effective as of the Second Merger Effective Time.

SECTION 3.7 Operation of the Business Prior to Closing. Except (1) as expressly contemplated by this Agreement, (2) as contemplated pursuant to the Merger Agreement or the Conversant Consent, or (3) as required by applicable Law or data security requirements, from the date of this Agreement through the Closing or the earlier termination of this Agreement, the Company and its Subsidiaries, without the prior written consent of Investor (which consent shall not be unreasonably withheld, conditioned or delayed), shall not:

(a) amend the organizational documents of the Company or any its Subsidiaries (excluding, for the avoidance of doubt, the Charter Amendment and the Additional Parent Amendment (as defined in the Merger Agreement));

(b) adjust, split, combine, reclassify or subdivide any shares of capital stock, other equity or voting securities or ownership interests of the Company or any of its Subsidiaries (other than any wholly owned Subsidiary of the Company);

(c) authorize, declare, set aside or pay any dividend on or make any other distributions (whether in cash, stock, property or otherwise) with respect to shares of capital stock of the Company or any of its Subsidiaries or other equity or voting securities or ownership interests in Company or any of its Subsidiaries, except for (A) the declaration and payment of dividends or other distributions to the Company or any Subsidiary of the Company by any directly or indirectly wholly owned Subsidiary of the Company and (B) the declaration and payment of dividends in respect of the Series A Preferred Stock, par value $0.01 per share, of the Company in the ordinary course.

(d) purchase, redeem, repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity or voting interests of Company or any of its Subsidiaries, other than (A) repurchases, withholdings, or cancellations of equity securities or awards of the Company pursuant to the terms and conditions of such equity awards, (B) in the ordinary course of business or (C) in connection with the redemption or repurchase by a wholly owned Subsidiary of the Company of its own securities (but solely to the extent such securities or equity equivalents are owned by the Company or a wholly owned Subsidiary of the Company);

(e) merge or consolidate with any other Person or make a material investment (whether through the acquisition of stock, assets or otherwise) in any other Person, or make or agree to make any acquisition (including by merger, consolidation or acquisition of stock or assets) of any real property, material personal property, corporation, partnership, joint venture, limited liability company, other business organization or any division or material amount of assets thereof, if such merger, consolidation, investment, or acquisition would reasonably be expected to

10

materially delay or prevent the consummation of the Equity Purchase on the First Closing Date or the Second Merger on the Second Closing Date, in any respect, including requiring the Company to further amend the Company Charter (other than the Charter Amendment and the Additional Parent Amendment (as defined in the Merger Agreement)) or requiring the Company to raise funds in order to consummate the Equity Purchase or the Second Merger or the other transactions contemplated by the Merger Agreement;

(f) adopt a plan of merger, complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (including undertaking any action as part of a step or restructuring prior to the Equity Purchase or the Second Merger that would result in a material increase in any Taxes (as defined in the Merger Agreement), except as otherwise contemplated by the Merger Agreement); or

(g) authorize, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

SECTION 3.8 Commercially Reasonable Efforts to Close. Each of the Company and Investor will use commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary under applicable Laws so as to permit consummation of the transactions contemplated hereby as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall cooperate reasonably with the other parties hereto to that end.

SECTION 3.9 NYSE Listing of Shares. The Company agrees to use commercially reasonable efforts to cause the Shares to be approved for listing on the NYSE, subject to official notice of issuance.

SECTION 3.10 State Securities Laws. Prior to the Closing, (a) the Company shall use its commercially reasonable efforts to obtain all necessary permits and qualifications, if any, or secure an exemption therefrom, required by any state or country prior to the offer and sale of Shares and (b) cause such authorization, approval, permit or qualification to be effective as of the Closing.

SECTION 3.11 Use of Proceeds. The Company shall use the net proceeds of the sale of Shares to fund a portion of the cash merger consideration under the Merger Agreement.

SECTION 3.12 Tax Matters. The Company shall pay any and all documentary, stamp and similar issue or transfer tax due on the issuance of Shares.

SECTION 3.13 Financial Statements. The Company shall provide to Investor copies of all financial statements (including pro forma financial statements) of the Company and its consolidated Subsidiaries that it provides to the lenders pursuant to the terms of the Debt Commitment Letter (as defined in the Merger Agreement); provided, that the Company shall be deemed to have satisfied this requirement to the extent that such financial statements have been filed and are publicly available electronically at www.sec.gov (or a successor website thereto).

11

ARTICLE IV

CONDITIONS TO CLOSING

SECTION 4.1 Conditions to the Obligations of Investor. The obligation of Investor to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver by Investor at or prior to the Equity Purchase Closing (unless otherwise specified) of the following conditions:

(a) Execution of Merger Agreement. The Merger Agreement shall have been validly executed and delivered by the Company.

(b) Satisfaction of Merger Agreement Conditions. The satisfaction or waiver by the Company of each of the conditions to the Company’s obligations to consummate the Equity Purchase set forth in Sections 9.1 and 9.2 of the Merger Agreement (other than those conditions that by their nature are to be satisfied or waived at the Equity Purchase Closing, but subject to the satisfaction or valid waiver of such conditions); provided, that the Company shall not have amended or waived any term or condition of the Merger Agreement in any manner that is or would reasonably be expected to be materially adverse to Investor, unless consented to in writing by Investor (such consent not to be unreasonably withheld, conditioned or delayed).

(c) Company Certificate. Investor shall have received a certificate of the Company, validly executed for and on behalf of the Company and in the name of the Company by a duly authorized executive officer of the Company, certifying that the conditions set forth in clauses (a) through (b) of this Section 4.1 have been satisfied.

(d) Substantially Concurrent Consummation of Second Merger. The Company shall have irrevocably confirmed to Investor that the Second Merger shall be set to occur and will be consummated in accordance with the Merger Agreement substantially concurrently with the issuance of Shares to Investor under this Agreement, subject to the funding of the Purchase Price at or prior to the Equity Purchase Effective Time in accordance with Section 1.3(a).

SECTION 4.2 Conditions to the Obligations of the Company. The obligation of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver by the Company at or prior to the Equity Purchase Closing (unless otherwise specified) of the following conditions:

(a) Representations and Warranties. The representations and warranties of Investor set forth in Section 2.2 (disregarding all qualifications as to materiality set forth therein) shall be true and correct as of the Equity Purchase Closing as though made on the Equity Purchase Closing (except to the extent any such representation or warranty speaks as of the date of this Agreement or any other specific date, in which case such representation or warranty shall be true and correct as of such date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to materially impair or delay Investor’s ability to perform or comply with their obligations under this Agreement or to consummate the transactions contemplated hereby or thereby.

12

(b) Performance of Obligations. Investor shall have performed and complied with, in all material respects, all of the obligations and conditions in this Agreement required to be performed or complied with by it at or prior to the Equity Purchase Closing.

(c) Compliance Certificate. The Company shall have received a certificate signed by an authorized signatory of Investor stating that the conditions specified in Section 4.2(a) and Section 4.2(b) have been satisfied.

(d) Payment of Purchase Price. At or prior to the Equity Purchase Effective Time, Investor shall have paid, or caused to be paid, to the Company (or as designated pursuant to Section 1.3(a)) the Purchase Price, payable by wire transfer of immediately available funds to an account designated by the Company at least two (2) Business Days in advance of the First Closing Date.

(e) Form W-9. Investor shall have delivered to the Company, on or prior to the First Closing Date, a properly executed IRS Form W-9 from Investor (or, if Investor is a disregarded entity for U.S. federal income tax purposes, its regarded owner, or if Investor is a nominee on behalf of one or more principals, its principal(s)).

ARTICLE V

INDEMNIFICATION

SECTION 5.1 Indemnification by the Company. From and after the Second Closing Date, the Company shall indemnify Investor and its Affiliates and its and their officers, directors, managers, employees and agents (collectively, the “Investor Related Parties”) from, and hold each of them harmless against, any and all losses, expenses, damages, actions, suits, proceedings (including any investigation, litigation or inquiry), demands, claims and causes of action (subject to the express exclusions set forth in Section 5.3(b), “Losses”) and, in connection therewith and promptly upon demand, pay or reimburse each of them for all reasonable and documented out-of-pocket costs, losses, liabilities, damages or expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel and all other reasonable and documented out-of-pocket expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them), whether or not involving a Third Party Claim, incurred by or asserted against Investor Related Parties, as a result of or arising out of (a) the failure of the representations or warranties made by the Company in Sections 6.1(a), 6.2(b), 6.3(a), and 6.6(a)-(b) of the Merger Agreement incorporated herein by reference as representations and warranties under this Agreement (subject to the Merger Agreement Representations and Warranties Interpretations) or in any certificate delivered pursuant hereto to be true and correct (the “Company Indemnification Representations”), or (b) the breach of any of the covenants of the Company contained herein to be performed following the Second Closing Date; provided, that in the case of the immediately preceding clause (a), such claim for indemnification relating to a breach of any representation or warranty is made prior to the expiration of such representation or warranty as set forth in Section 5.7; provided, further, that, for purposes of determining when an indemnification claim has been made, the date upon which an Investor Related Party shall have given written notice (stating in reasonable detail the basis of the claim for indemnification) to the Company in accordance with the terms and conditions of this Agreement shall constitute the date upon which such claim has been made.

13

SECTION 5.2 Indemnification by Investor. From and after the Second Closing Date, Investor shall indemnify the Company, and its controlled Affiliates and its and their officers, directors, managers, employees and agents (collectively, the “Company Related Parties”) from, and hold each of them harmless against, any and all Losses and, in connection therewith and promptly upon demand, pay or reimburse each of them for all reasonable and documented out-of-pocket costs, losses, liabilities, damages or expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel and all other reasonable and documented out-of-pocket expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them), whether or not involving a Third Party Claim, incurred by or asserted against such Company Related Parties as a result of or arising out of (a) the failure of any of the representations or warranties made by Investor contained in Sections 2.2(a), (e), (f) and (h) to be true and correct (the “Investor Indemnification Representations,” and together with the Company Indemnification Representations, the “Indemnification Representations”), or (b) the breach of any of the covenants of Investor contained herein to be performed following the Second Closing Date; provided that, in the case of the immediately preceding clause (a), such claim for indemnification relating to a breach of any representation or warranty is made prior to the expiration of such representation or warranty as set forth in Section 5.7; provided, further, that, for purposes of determining when an indemnification claim has been made, the date upon which a Company Related Party shall have given written notice (stating in reasonable detail the basis of the claim for indemnification) to Investor in accordance with the terms and conditions of this Agreement shall constitute the date upon which such claim has been made.

SECTION 5.3 Limitations to Indemnification.

(a) The maximum amount of indemnifiable Losses that may be recovered from the Company or from Investor, as applicable, shall be an amount equal to the Purchase Price, provided that the maximum amount of indemnifiable Losses that may be recovered from Investor shall not exceed an amount equal to the Purchase Price.

(b) No party hereto shall have any liability for Losses pursuant to Section 5.1 or Section 5.2 for any indirect, consequential, exemplary or punitive damages, except for (i) such damages that are paid to a third party in connection with a Third Party Claim and (ii) consequential or indirect damages that are reasonably foreseeable.

(c) Notwithstanding anything to the contrary contained in this Agreement, (i) no Indemnified Party or any of its Affiliates will be entitled to recover more than one time for any particular Losses under this Agreement and (ii) to the extent an Indemnifying Party has paid any Losses under this Agreement to any Indemnified Party, no other Indemnified Party shall be entitled to recover the same Losses in respect of the claims for which such Losses were paid.

14

(d) Each Indemnified Party shall make reasonable efforts to mitigate or minimize all Losses upon and after becoming aware of any event or condition which would reasonably be expected to give rise to any Losses that are indemnifiable hereunder and, if an Indemnified Party fails to use commercially reasonable efforts to so mitigate any indemnifiable Losses under this sentence, the Indemnifying Party that would otherwise have an indemnity obligation hereunder with respect to such Losses shall have no liability for any portion of such Losses that reasonably would have been avoided or mitigated had the Indemnified Party made such efforts.

SECTION 5.4 Indemnification Procedure.

(a) A claim for indemnification for any matter not involving a Third Party Claim may be asserted by written notice to the party from whom indemnification is sought in accordance with the terms and conditions of this Agreement prior to the expiration of the Survival Period; provided, however, that failure to so notify the Indemnifying Party shall not preclude the Indemnified Party from any indemnification that it may claim in accordance with this Article V unless and to the extent the Indemnifying Party is materially prejudiced by such failure.

(b) Promptly after any Company Related Party or Investor Related Party (in such context, the “Indemnified Party”) has received notice of any indemnifiable claim hereunder from, or the commencement of any action, suit or proceeding by, a person unaffiliated with either party or its respective Affiliates, which claim the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement (each, a “Third Party Claim”), the Indemnified Party shall give the indemnitor hereunder (in such context, the “Indemnifying Party”) written notice of such Third Party Claim prior to the expiration of the Survival Period identifying the nature and the basis of such Third Party Claim to the extent then known, but failure or delay to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure or delay. The Indemnifying Party shall have the right to assume and control the defense of, and settle, at its own expense and by its own counsel, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith and irrevocably agrees to provide indemnification hereunder, provided, that notwithstanding anything to the contrary in this Section 5.4, the Indemnifying Party shall not be entitled to assume the defense of any Third Party Claim (and to the extent the Indemnifying Party has assumed the defense, shall transfer control of such defense to the Indemnified Party) if (i) such Third Party Claim seeks equitable relief or such Third Party Claim involves a criminal action, (ii) the Indemnifying Party shall not have assumed the defense of such Third Party Claim within ten (10) Business Days of receipt of notice of such claim for indemnity or (iii) such Third Party Claim exceeds the Purchase Price. If the Indemnifying Party undertakes to assume and control the defense or settle such Third Party Claim, it shall promptly, and in no event later than ten (10) Business Days after notice of such claim, notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate in good faith with the Indemnifying Party and its counsel in all reasonable respects in the defense thereof or the settlement thereof. Subject to the requirements of applicable Law, any material agreement pursuant to which the Indemnified Party or the Indemnifying Party is bound and the applicability of attorney-client privilege, such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. The Indemnifying Party shall bear all reasonable and documented out-of-pocket costs of the Indemnified Party associated with such cooperation by the Indemnified Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend

15

or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense in good faith, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its own expense, to participate in the defense of such asserted liability and any negotiations of the settlement thereof and (ii) if (A) the Indemnifying Party has, within ten (10) Business Days of when the Indemnified Party provides written notice of a Third Party Claim, failed to (x) assume the defense or settlement of such Third Party Claim, and (y) notify the Indemnified Party of such assumption, or (B) the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be one or more reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then, in each case, the Indemnified Party shall have the right to select one (1) separate counsel and, upon prompt notice to the Indemnifying Party, to assume such settlement or legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any provision of this Agreement to the contrary, the Indemnifying Party shall not settle any indemnifiable claim hereunder without the consent of the Indemnified Party (which consent shall not be unreasonably withheld), unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not contain any admission of wrongdoing by, the Indemnified Party.

SECTION 5.5 Exclusive Remedy. After the Second Closing Date, the sole and exclusive remedy for any and all Losses related to the breach of any Indemnification Representation or any covenant to be performed following the Second Closing Date shall be the rights of indemnification set forth in this Article V only, and no Person will have any other entitlement, remedy or recourse, whether in contract, tort or otherwise, it being agreed that all of such other remedies, entitlements and recourse are expressly waived and released by the parties hereto to the fullest extent permitted by Law. Notwithstanding anything in the foregoing to the contrary, nothing in this Agreement shall limit or otherwise shall limit or otherwise restrict a Fraud claim brought by any party hereto or the right to seek specific performance pursuant to Section 7.7.

SECTION 5.6 Tax Matters. All indemnification payments under this Article V shall be treated as adjustments to the Purchase Price for tax purposes, except as otherwise required by applicable Law.

SECTION 5.7 Survival of Representations and Warranties. The representations and warranties of the parties contained in this Agreement shall survive for twelve (12) months following the Second Closing Date (the “Survival Period”). All of the covenants or other agreements of the parties contained in this Agreement to be performed on or prior to the Second Closing Date shall terminate on the Second Closing Date. All covenants or agreements of the parties contained in this Agreement to be performed at, as of, or following the Second Closing Date shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance.

16

ARTICLE VI

TERMINATION

SECTION 6.1 Termination. This Agreement may be terminated at any time:

(a) by the mutual written consent of the Company and Investor;

(b) by either the Company or Investor if the Equity Purchase Closing shall not have occurred on or before May 29, 2026; provided, that, at such time, the Company shall have the right to terminate the Merger Agreement pursuant to Section 10.1(b)(i) thereof; provided, further, that the right to terminate this Agreement pursuant to this Section 6.1(b) shall not be available to any party if the failure of such party to comply with any provision of this Agreement shall have been the principal cause of, or principally resulted in, the failure of the Equity Purchase Closing to occur by such date;

(c) by either the Company or Investor, at such date and time as the Merger Agreement is terminated in accordance with its terms, in which case the Company shall promptly notify Investor of such termination of the Merger Agreement; or

(d) by either the Company or Investor if any Governmental Entity shall have issued an injunction or other ruling prohibiting the consummation of any of the transactions contemplated by this Agreement and the Ancillary Documents and such injunction or other ruling shall not be subject to appeal or shall have become final and unappealable.

SECTION 6.2 Effect of Termination. In the event of any termination of this Agreement in accordance with Section 6.1, neither party (or any of its Affiliates) shall have any liability or obligation to the other (nor any of its Affiliates) under or in respect of this Agreement, except to the extent of (a) any liability arising from any willful and material breach by such party of its obligations of this Agreement arising prior to such termination, and (b) any Fraud or intentional or willful breach of this Agreement. In the event that this Agreement is terminated under Section 6.1, all further obligations of the parties under this Agreement, other than pursuant to Section 3.3, Section 3.4, this Section 6.2 and Article VII and the definitions of all defined terms appearing in such sections, will be terminated without further liability of any party to any other party.

ARTICLE VII

DEFINITIONS AND MISCELLANEOUS

SECTION 7.1 Interpretation; Other Definitions. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex, letter and schedule references not attributed to a particular document shall be references to such exhibits, annexes, letters and schedules to this Agreement. In addition, the following terms are ascribed the following meanings:

(a) the word “or” is not exclusive;

17

(b) the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(c) the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

(d) “Affiliate” of any Person, means any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise).

(e) “Ancillary Documents” means the Investor Rights Agreement, the Registration Rights Agreement and each other agreement, document, instrument, schedule or certificate contemplated by this Agreement to be executed by the Company and Investor or its Affiliates in connection with the transactions contemplated hereunder.

(f) “Beneficial Owner,” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a person’s Beneficial Ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance).

(g) “Board of Directors” means Board of Directors of the Company.

(h) “Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions in New York City, Orlando, Florida or Dallas, Texas are authorized or required by law to remain closed (other than Lincoln’s Birthday or Election Day, which shall be considered Business Days).

(i) “Company Charter” means the Amended and Restated Certificate of Incorporation of the Company, as filed on September 8, 1997, as amended by that First Certificate of Amendment, dated as of August 27, 1999, as amended by that Second Certificate of Amendment, dated as of December 11, 2020, as amended by that Third Certificate of Amendment, dated as of November 3, 2021, as amended by that Fourth Certificate of Amendment, dated as of November 9, 2021, as amended by that Fifth Certificate of Amendment, dated as of June 15, 2023, as amended by that Sixth Certificate of Amendment, dated as of March 21, 2024, as amended, supplemented, corrected and in effect on the date hereof.

18

(j) “Company Reports” means the forms, documents, statements, schedules and reports publicly available, filed with or furnished by the Company to, as applicable, the SEC since January 1, 2023, including any amendments thereto.

(k) “Consents” means any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, certificate, exemption, order, registration, declaration, or filing of, with or to any Person.

(l) “Conversant” means, together, Conversant Dallas Parkway (A) LP and Conversant Dallas Parkway (B) LP, each a Delaware limited partnership.

(m) “Equity Purchase” has the meaning set forth in the Merger Agreement.

(n) “Equity Purchase Closing” has the meaning set forth in the Merger Agreement.

(o) “Equity Purchase Effective Time” has the meaning set forth in the Merger Agreement.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Existing Investor Rights Agreement” means the Investor Rights Agreement, dated as of November 3, 2021, by and among the Company, Conversant and Silk Partners, as amended, restated or modified from time to time.

(r) “Existing Registration Rights Agreement” means the Registration Rights Agreement, dated as of November 3, 2021, by and between the Company and Conversant, as amended, restated or modified from time to time.

(s) “First Closing Date” has the meaning set forth in the Merger Agreement.

(t) “Fraud” means knowing and intentional misrepresentation by a party hereto with respect to the making of any representations and warranties set forth in this Agreement.

(u) “Governmental Approvals” means any Consent of, made with or obtained from, any Governmental Entity.

(v) “Governmental Entity” means any nation or government or multinational body, any state, agency, commission, or other political subdivision thereof or any entity (including a court) exercising executive, legislative, judicial or administration functions of or pertaining to government, any stock exchange or self-regulatory entity supervising, organizing and supporting any stock exchange.

(w) “Increased Authorized Share Number” means 100,000,000 shares of Common Stock.

(x) “Law” or “Laws” means all laws, statutes, ordinances, rules, regulations, binding guidance documents, judgments, injunctions, orders and decrees.

19

(y) “Lien” means any mortgage, deed of trust, pledge, hypothecation, security interest, encumbrance, claim, escheat, encroachment, lien, charge of any kind, option, easement, purchase right, right of first refusal, right of pre-emption, conditional sale agreement, covenant, condition or other similar restriction (including restrictions on transfer) or any agreement to create any of the foregoing.

(z) “NYSE” means New York Stock Exchange.

(aa) “Person” means any individual, corporation, partnership, limited liability company, association or trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

(bb) “Requisite Vote” means pursuant to Section 242(d)(2) of the Delaware General Corporation Law, the number of votes cast in favor of the Charter Amendment by the holders of outstanding shares of Common Stock entitled to vote thereon exceeds the number of votes cast by such holders against the Charter Amendment.

(cc) “SEC” means the U.S. Securities and Exchange Commission.

(dd) “Second Closing Date” has the meaning set forth in the Merger Agreement.

(ee) “Second Merger” has the meaning set forth in the Merger Agreement.

(ff) “Second Merger Effective Time” has the meaning set forth in the Merger Agreement.

(gg) “Securities Act” means the Securities Act of 1933, as amended.

(hh) “Subsidiary” or “Subsidiaries” means, with respect to any Person, another Person of which 50% or more of the voting power of the equity securities or equity interests is owned, directly or indirectly, by such Person.

SECTION 7.2 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy, facsimile or e-mail (so long as such transmission does not generate an error message or notice of non-delivery, and in the case of e-mail, subject to a non-automated e-mail from the recipient confirming receipt), (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to the Company, to:

c/o Sonida Senior Living, Inc.

14755 Preston Road, Suite 810

Dallas, Texas 75254

Attention:  Tabitha Bailey

Email:    tabitha.bailey@sonidaliving.com

20

with a copy to (which shall not constitute notice):

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois 60603

787 Seventh Avenue

New York, New York 10019

Attention:  Beth E. Berg

      Michael P. Heinz

Email:    bberg@sidley.com

      mheinz@sidley.com

if to Investor, to:

Silk Partners, LP

810 Seventh Avenue, 28th Floor

New York, New York 10019

Attention: Shmuel Lieberman

Email: slieberman@gfinv.com

with a copy to (which shall not constitute notice):

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attention: Joseph Shenker

Email: shenkerj@sullcrom.com

SECTION 7.3 Amendment; Waiver. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The conditions to each party’s obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

21

SECTION 7.4 Assignment. Neither this Agreement, nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other party; provided, however, that Investor may, without the prior written consent of the other party, assign its rights, interests and obligations under this Agreement, in whole or in part, to an Affiliate, and, in the event of such assignment, the assignee shall agree in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned; provided, however, that such assignment shall, without further action by the Company, relieve Investor of its obligations to purchase Shares and pay the Purchase Price hereunder only (a) to the extent such obligations are assigned to and assumed by such assignee (the “Assigned Purchase Price Payment Obligation”) and (b) if the assignee executes and delivers to the Company a joinder to this Agreement in the form of Exhibit D (the “Joinder”) pursuant to which, the assignee shall (i) make, severally and not jointly with respect to solely itself, each of the representations and warranties provided by Investor pursuant to Section 2.2 (including Section 2.2(d)) and (ii) assume and agree to perform all of the obligations of Investor hereunder (except that with respect to obligations of Investor to purchase Shares and pay the Purchase Price hereunder, such assumption and agreement to perform shall be limited to the Assigned Purchase Price Payment Obligation), it being agreed that thereafter Investor shall have no liability in respect of assignee’s representations and warranties provided pursuant to Section 2.2. Upon delivery of the Joinder to the Company, Exhibit A shall be updated accordingly.

SECTION 7.5 Applicable Law; Consent to Jurisdiction. This Agreement and any disputes arising out of or relating to this Agreement and the transactions contemplated hereby (whether in contract, tort, or otherwise) will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any conflict or choice of law principles of the State of Delaware or otherwise that would result in the application of any laws other than the laws of the State of Delaware. The parties hereby (a) irrevocably and unconditionally consent to submit to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court of the United States located in the State of Delaware or, if no such federal court shall exercise jurisdiction or have subject matter jurisdiction, the Delaware Superior Court, and any appellate court from any appeal thereof (the foregoing courts, collectively, the “Designated Courts” and each a “Designated Court”), for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby and (b) agree not to commence any suit, action or other proceeding arising out of or relating to this Agreement in any court other than a Designated Court. Each party agrees that a final judgment in any such suit, action or other proceeding brought before a Designated Court may be enforced in any jurisdiction by suit on the judgment or in any other manner provided by Law. The parties hereby irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such Designated Court or that any such action, suit or proceeding which is brought in any such Designated Court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such Designated Court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.2 shall be deemed effective service of process on such party.

22

SECTION 7.6 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF THE FOREGOING WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER IN THIS SECTION 7.6.

SECTION 7.7 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties shall be entitled to, in addition to the other remedies provided herein, specific performance of this Agreement and to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any state or federal court in the State of Delaware in addition to the other remedies to which such parties are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law.

SECTION 7.8 Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Counterparts may be delivered via electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Each party hereto intends that any electronic signatures complying with the U.S. federal ESIGN Act of 2000 (including DocuSign) constitute original signatures binding upon such party and that an electronic copy or counterpart of this Agreement containing signatures (original or electronic) of such party shall be deemed to be an original counterpart of this Agreement.

SECTION 7.9 Expenses.

(a) On the Second Closing Date, the Company agrees to pay, reimburse and hold Investor harmless from liability for the payment of all reasonable and documented legal and other out-of-pocket fees and expenses incurred by it in connection with the negotiation and consummation of the transactions contemplated hereby; provided that the maximum amount of all such reimbursable fees, costs and expenses shall not exceed $200,000 in the aggregate. An estimate of the fees and expenses of third parties may be paid by checks delivered or wire transfers to such parties on the Second Closing Date by Investor, the amount of such checks or wire transfers being deducted from the aggregate amount to be paid by Investor at the Closing for Shares to be purchased by Investor hereunder.

23

(b) In the event that the Merger Agreement is terminated and the Company receives the Company Termination Fee (as defined in the Merger Agreement) pursuant to Section 10.3(b) of the Merger Agreement, the Company shall pay, or cause to be paid, to Investor an amount equal to one and a half percent (1.5%) of the amount of the Company Termination Fee by wire transfer of U.S. dollars in immediately available funds to the account specified by Investor to the Company within two (2) Business Days after the receipt of the Company Termination Fee by the Company.

SECTION 7.10 Successors and Assigns. This Agreement shall inure to the benefit of the parties, and shall be binding upon the parties and their respective successors, permitted assigns, heirs and legal representatives.

SECTION 7.11 No Third Party Beneficiaries. Nothing in this Agreement will confer any rights upon any person that is not a party or a successor or permitted assignee of a party to this Agreement; provided, that notwithstanding anything to the contrary in this Agreement (including Section 7.7) or the Merger Agreement, it is acknowledged and agreed that CNL shall have third party beneficiary rights hereunder to an injunction, specific performance, or other equitable remedies to enforce Investor’s obligations to consummate the transactions contemplated by this Agreement only if the following requirements are satisfied: (i) all of the conditions to consummate the transactions contemplated by this Agreement as set forth in Article IV have been, and continue to be, satisfied or waived (other than those conditions that by their terms are to be satisfied at such closing (but subject to such conditions being capable of being satisfied or waived at such closing)), (ii) the Debt Financing (as defined in the Merger Agreement) has been funded in accordance with the terms and conditions thereof, or will be funded in accordance with the terms and conditions thereof at the Equity Purchase Closing, and (iii) CNL has irrevocably confirmed to the Company in writing (and not revoked such notice) that if the Debt Financing is funded and the transactions contemplated by this Agreement are consummated, then the Equity Purchase Closing shall occur.

SECTION 7.12 Entire Agreement. This Agreement, together with the Ancillary Documents, and the Merger Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all other prior agreements, understandings, statements, representations and warranties, oral or written, express or implied, between the parties and their respective Affiliates, representatives and agents in respect of such subject matter.

SECTION 7.13 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

SECTION 7.14 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

24

[Signature Page Follows]

25

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SONIDA SENIOR LIVING, INC.

By:	/s/ Brandon M. Ribar
Name: Brandon M. Ribar
Title: Chief Executive Officer & President

[Signature Page to Investment Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SILK PARTNERS, LP

By: Siget NY Partners, LP, its general partner

By: 1271 Associates, LLC, general partner of Siget NY Partners, LP

By:	/s/ Seymour Pluchenik
Name: Seymour Pluchenik
Title: Managing Member

[Signature Page to Investment Agreement]

EXHIBIT A

Investor, Number of Shares and Purchase Price

Investor Name	Number of Shares	Purchase Price
Silk Partners, LP	373,972	$10,000,011.28

Total	373,972	$10,000,011.28

EXHIBIT B

INVESTOR RIGHTS AGREEMENT

(Attached.)

AGREED FORM

AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

BY AND AMONG

SONIDA SENIOR LIVING, INC.,

SILK PARTNERS, LP,

CONVERSANT DALLAS PARKWAY (A) LP,

CONVERSANT DALLAS PARKWAY (B) LP,

CONVERSANT DALLAS PARKWAY (D) LP,

CONVERSANT DALLAS PARKWAY (F) LP,

CONVERSANT PIF AGGREGATOR A LP,

CPIF SPARTI SAF, L.P.,

AND

CPIF K CO-INVEST SPT A, L.P.

dated as of [___], 2026

B-i

INDEX OF DEFINED TERMS

Affiliate	Section 7(d)
Agreement	Recitals
as-converted basis	Section 7(e)
Backstop Agreement	Recitals
Beneficial Owner	Section 7(f)
Beneficial Ownership	Section 7(f)
Beneficial Ownership Threshold Date	Section 7(g)
Beneficially Own	Section 7(g)
Board of Directors	Section 7(h)
Business Day	Section 7(i)
Bylaws	Section 7(j)
Certificate of Designations	Section 7(k)
Certificate of Incorporation	Section 7(l)
Closing	Recitals
Closing Date	Section 7(m)
Common Stock	Section 7(n)
Company	Recitals
Conversant Investment Agreement	Recitals
Conversant Investors	Recitals
Conversant Parties	Section 1(a)(i)
Conversant PIF	Recitals
Derivative Instruments	Section 7(o)
Designated Court	Section 8(g)
Designated Courts	Section 8(g)
Encumbrance	Section 7(p)
Equity Securities	Section 7(q)
Exchange Act	Section 7(r)
herein	Section 7(c)
hereof	Section 7(c)
hereunder	Section 7(c)
include	Section 6(b)

included	Section 7(b)
includes	Section 6(b)
including	Section 7(b)
Indebtedness	Section 7(s)
Information	Section 6
Investment Agreements	Recitals
Investor	Preamble
Investor A	Recitals
Investor B	Recitals
Investor Board Representative	Section 1(b)
Investor D	Recitals
Investor F	Recitals
Investor Holder	Section 5(b)
NYSE	Section 1(a)(i)
or	Section 7(a)
Original Agreement	Recitals
Original Closing	Recitals
Original Investor Rights Agreement	Recitals
Originals Conversant Investors	Recitals
Person	Section 7(t)
Preemptive Rights Issuance	Section 5(a)
Preemptive Rights Notice	Section 5(b)
Representatives	Section 6
Rights Offering	Recitals
SEC	Section 1(a)(i)
Series A Preferred Stock	Recitals
Silk Investment Agreement	Recitals
Silk Investor	Recitals
Silk Parties	Section 7(u)
Subsidiary	Section 7(v)
Transfer	Section 7(w)
without limitation	Section 7(b)

B-ii

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Agreement”) is dated as of [•], 2026, by and among (i) Sonida Senior Living, Inc., a Delaware corporation (the “Company”), (ii) Silk Partners, LP (the “Silk Investor”), (iii) Conversant Dallas Parkway (A) LP, a Delaware limited partnership (“Investor A”), (iv) Conversant Dallas Parkway (B) LP, a Delaware limited partnership (“Investor B”), (v) Conversant Dallas Parkway (D) LP, a Delaware limited partnership (“Investor D”), (vi) Conversant Dallas Parkway (F) LP, a Delaware limited partnership (“Investor F”), (vii) Conversant PIF Aggregator A LP, a Delaware limited partnership (“Conversant PIF”), (viii) CPIF Sparti SAF, L.P., a Delaware limited partnership (“CPIF”), and (ix) CPIF K Co-Invest SPT A, L.P., a Cayman Islands exempted limited partnership (“CPIF K” and, together with Investor A, Investor B, Investor D, Investor F, Conversant PIF, and CPIF, collectively, the “Conversant Investors”). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 7 hereof.

WHEREAS, on October 1, 2021, the Company, Investor A and Investor B (the “Original Conversant Investors”) entered into an Amended and Restated Investment Agreement (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Original Agreement”), pursuant to which the Original Conversant Investors agreed, subject to the terms and conditions thereof, to purchase and the Company in a private placement agreed to sell, shares of Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), of the Company and shares of Common Stock;

WHEREAS, on October 1, 2021, the Company, the Silk Investor and certain other stockholders of the Company entered into that certain Rights Offering Backstop and Participation Agreement (the “Backstop Agreement”), pursuant to which the Silk Investor agreed, subject to the terms and conditions thereof, to fully participate in, and partially backstop, the rights offering contemplated by the Original Agreement (the “Rights Offering”);

WHEREAS, in connection with the closing of the transactions contemplated by the Original Agreement (the “Original Closing”), on November 3, 2021, the Company, the Silk Investor and the Original Conversant Investors entered into an Investor Rights Agreement (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Original Investor Rights Agreement”);

WHEREAS, on November 4, 2025, (i) the Company, Conversant PIF, CPIF, Investor A and CPIF K entered into that certain Investment Agreement (the “Conversant Investment Agreement”), and (ii) the Company and the Silk Investor entered into a substantially similar Investment Agreement (the “Silk Investment Agreement” and, together with the Conversant Investment Agreement, the “Investment Agreements”), pursuant to which Conversant PIF, CPIF, Investor A, CPIF K and the Silk Investor, as applicable, agreed to purchase, and the Company agreed to sell, additional shares of Common Stock and each party to each Investment Agreement agreed to enter into this Agreement; and

WHEREAS, in connection with the closing of the transactions contemplated by the Investment Agreements (the “Closing”), the parties hereto desire to amend and restate the Original Investor Rights Agreement in accordance with Section 8(c) thereof and enter into this Agreement to govern the rights, duties and obligations of the Company, the Silk Investor and Conversant Investors as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Board Matters.

(a) Investor Board Representatives.

(i) For so long as the Conversant Investors together with their Affiliates (the “Conversant Parties”) Beneficially Own at least 20% of the outstanding shares of Common Stock of the Company on an as-converted basis, Investor A shall have the right to designate three (3) designees for inclusion in the Company’s slate of individuals nominated for election to the Board of Directors (which slate shall include a number of nominees equal to the number of director positions to be filled); provided, that one (1) of such designees shall be required to be “independent” in accordance with the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”) in effect at such time, as determined by the Nominating and Governance Committee of the Board of Directors.

(ii) For so long as the Conversant Parties Beneficially Own less than 20%, but at least 15%, of the outstanding shares of Common Stock of the Company on an as-converted basis, Investor A shall have the right to designate two (2) designees for inclusion in the Company’s slate of individuals nominated for election to the Board of Directors (which slate shall include a number of nominees equal to the number of director positions to be filled).

(iii) For so long as the Conversant Parties Beneficially Own less than 15% of the outstanding shares of Common Stock of the Company on an as-converted basis and prior to the Beneficial Ownership Threshold Date, Investor A shall have the right to designate one (1) designee for inclusion in the Company’s slate of individuals nominated for election to the Board of Directors (which slate shall include a number of nominees equal to the number of director positions to be filled).

(iv) Prior to the Beneficial Ownership Threshold Date, the Silk Investor shall have the right to designate one (1) designee for inclusion in the Company’s slate of individuals nominated for election to the Board of Directors (which slate shall include a number of nominees equal to the number of director positions to be filled).

(v) Following the Beneficial Ownership Threshold Date, the rights of the Conversant Investors pursuant to this Section 1(a) shall terminate and Investor A shall not have the right to designate any directors for inclusion in the Company’s slate of individuals nominated for election to the Board of Directors pursuant to this Agreement. Following the Beneficial Ownership Threshold Date, the rights of the Silk Investors pursuant to this Section 1(a) shall terminate and the Silk Investor shall not have the right to designate any directors for inclusion in the Company’s slate of individuals nominated for election to the Board of Directors pursuant to this Agreement.

(b) Effective as of the Closing Date, (i) the Company shall cause [•], [•], [•] and [•] to be elected or appointed to the Board of Directors, to the extent not already on the Board of Directors; (ii) Investor A shall cause [•] and [•] to resign from the Board of Directors (and all committees thereof); and (iii) Silk shall cause [•] to resign from the Board of Directors (and all committees thereof). Commencing as of [•], [[•] and] [•] shall be [a] member[s] of Class I on the Board of Directors, [•] shall be a member of Class II on the Board of Directors and [[•] and] [•] shall be [a] member[s] of Class III on the Board of Directors. For so long a party has the right to designate a designee for inclusion in the Company’s slate of individuals nominated for election to the Board of Directors pursuant to Section 1(a) (each, an “Investor Board Representative”), the Company shall cause each Investor Board Representative to be elected or appointed to the Board of Directors (including, to the extent necessary, by expanding the size of the Board of Directors and appointing a number of Investor Board Representatives to the Board of Directors sufficient to maintain the number of Investor Board Representatives set forth in Section 1(a) on the Board of Directors (and, to the extent necessary, calling a special meeting of the Company’s shareholders for the purpose of amending the Company’s Certificate of Incorporation to allow such expansion)), in each case, subject to satisfaction of all applicable requirements under applicable law, the NYSE rules and the Bylaws and Certificate of Incorporation. For so long as the Conversant Parties Beneficially Own at least 5% of the outstanding shares of Common Stock on an as-converted basis, Investor A shall be entitled to designate the chairperson of the Board of Directors, who effective as of the Closing Date shall be [•].

(c) The Company’s obligations to have any Investor Board Representative designated pursuant to Section 1(a) nominated for election or appointed to the Board of Directors will be subject to satisfaction of all legal and governance requirements regarding service as a director of the Company under applicable law, the Bylaws and Certificate of Incorporation and, for all such appointments or elections after the election or appointment of the initial Investor Board Representatives, to the reasonable approval (which approval shall not be unreasonably withheld, conditioned or delayed) of the Nominating and Governance Committee of the Board of Directors. Investor A shall be entitled, for so long as the Conversant Parties Beneficially Own at least 10% of the outstanding shares of Common Stock on an as-converted basis, to designate one (1) independent member of the Nominating and Governance Committee of the Board of Directors in accordance with the applicable rules and regulations of the SEC and the NYSE in effect at such time. If the Nominating and Governance Committee of the Board does so not approve a designee, Investor A or the Silk Investor (as applicable that made such designation) will have the exclusive right to designate a replacement who shall be treated for all purposes as such person’s designee hereunder, subject to the approval process described in this Section 1(c). The Company shall require that all directors comply in all respects with applicable law (including with respect to confidentiality) and the Company’s corporate governance guidelines, code of business conduct and ethics and confidentiality and trading policies and guidelines in effect from time to time.

(d) So long as Investor A or the Silk Investor has the right to designate an Investor Board Representative to the Board of Directors, members of the Board of Directors other than the Investor Board Representative(s) shall have the exclusive right to designate persons on behalf of the Board of Directors for election at annual stockholders meetings for, or to fill vacancies in, all director positions, other than the Investor Board Representative(s).

(e) Subject to this Section 1, so long as Investor A has the right to designate an Investor Board Representative for inclusion in the Company’s slate of individuals nominated for election to the Board of Directors, the Company shall not, without the prior written approval of Investor A, (i) increase the size of the Board of Directors in excess of nine (9) members or (ii) decrease the size of the Board of Directors if such decrease would require the resignation of an Investor Board Representative nominated by Investor A from the Board of Directors.

(f) The Company will reimburse the Investor Board Representatives for their respective reasonable and documented out-of-pocket expenses incurred in connection with travel to or from and attendance at each meeting of the Board of Directors. Each Investor Board Representative shall be entitled to receive the same director compensation as each other non-executive director of the Board of Directors. Each of Investor A and the Silk Investor agree, upon the Company’s request, to timely provide the Company with accurate and complete information relating to each Investor Board Representative nominated by such party as may be required to be disclosed by the Company under the Exchange Act and the rules and regulations promulgated thereunder.

(g) Notwithstanding any rights to be granted with respect to the Investor Board Representatives hereunder, the Board of Directors may exclude any Investor Board Representative from access to any Board of Directors or committee materials or information or meeting or portion thereof or written consent if the Board of Directors determines, in good faith, including such Investor Board Representative in discussions relating to such determination (but not requiring the affirmative vote of such Investor Board Representative), that such access would reasonably be expected to result in a conflict of interest with the Company; provided, that such exclusion shall be limited to the portion of the Board of Directors or committee material or information and/or meeting or written consent that is the basis for such exclusion and shall not extend to any portion of the Board of Directors or committee material and/or meeting that does not involve or pertain to such exclusion and provided further that such Investor Board Representatives shall not be included in discussions relating to such determination if the Board of Directors is advised by legal counsel that such inclusion would not be appropriate or advisable.

(h) Subject to Section 1(c), for so long as Investor A or the Silk Investor has the right to designate an Investor Board Representative for inclusion in the Company’s slate of individuals nominated for election, the Company and the Nominating and Governance Committee of the Board of Directors shall take such action as is required under applicable law, the rules and regulations in effect at such time of the NYSE or such other market on which the Common Stock is then listed or quoted or under the Bylaws or Certificate of Incorporation to include on the Board of Directors or in the slate of nominees recommended by the Board of Directors such person nominated pursuant to Section 1. The Company shall use its reasonable best efforts to have the Investor Board Representatives elected as directors of the Company and the Company shall solicit proxies for such persons to the same extent as it does for any of its other nominees to the Board of Directors.

(i) For so long as Investor A or the Silk Investor has the right to designate an Investor Board Representative, in the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal of an Investor Board Representative, Investor A or the Silk Investor (as applicable) may designate another individual to be elected to fill the vacancy created thereby, and the Company hereby agrees to take, at any time and from time to time, all actions necessary to accomplish the same.

(j) So long as Investor A or the Silk Investor has the right to designate an Investor Board Representative for inclusion in the Company’s slate of individuals nominated for election to the Board of Directors, any transaction, agreement, contract or other arrangement (including without limitation, with respect to Investor A, any mandatory conversion pursuant to Section 7 of the Certificate of Designations and any optional redemption of the Series A Preferred Stock pursuant to the Certificate of Designations) by and among the Company or any of its Subsidiaries, on the one hand, and any the Conversant Investors or the Silk Investor or their respective Affiliates, on the other hand, shall solely require the approval of a majority of the independent and disinterested directors (which, for the avoidance of doubt, in the case of Investor A may include any Investor Board Representative designated by the Silk Investor and in the case of the Silk Investor may include any Investor Board Representatives designated by Investor A). Investor A and the Silk Investor shall notify and fully inform the full Board of Directors of any actual or potential conflict of interest that arises due to any such proposed transaction, agreement, contract or other arrangement with such party or its Affiliates.

(k) In the event that Investor A or the Silk Investor ceases to have the right to designate a director pursuant to Section 1(a) (or the number of directors which Investor A has the right to designate is reduced in accordance with the terms of Section 1(a)), any applicable Investor Board Representative will not be required to resign (and Investor A or the Silk Investor (as applicable) will not be required to cause them to resign), and such Investor Board Representative shall continue to serve until the next regularly scheduled annual stockholders meeting at which directors are to be elected, and the related rights, including pursuant to Section 1(d), shall continue to apply until such time. All obligations of the Company pursuant to this Section 1 relating to any such Investor Board Representative shall not apply to such election or at any time thereafter.

2. No Transfer Restrictions. As of the date hereof, none of the Equity Securities issued by the Company and held by Investors are subject to any restrictions on transfer pursuant to an agreement with the Company.

3. Standstill

(a) For a period of eighteen (18) months from the date of this Agreement, each Conversant Investor and the Silk Investor shall not, and shall cause its Affiliates not to, directly or indirectly:

(i) effect or seek, offer or propose to effect, or announce any intention to effect or cause or participate in (A) any shareholder proposal to be considered by the stockholders of the Company or take any action to nominate any person for membership on the Board of Directors (other than an Investor Board Representative), or take any action to remove any director (other than an Investor Board Representative) from the Board of Directors of the Company or to change the composition of the Board of Directors of the Company or (B) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” to vote, or seek to influence any Person with respect to the voting of, shares of Common Stock, or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) with respect to Common Stock; provided, that the foregoing shall not restrict such Conversant Investor’s or Silk Investor’s right to vote its Common Stock in its sole discretion or any Investor Board Representative from acting in such Investor Board Representative’s capacity as a member of the Board of Directors (or any committee thereof); or

(ii) initiate or propose a call for any special meeting of the Company’s shareholders.

4. Consent Rights. So long as the Conversant Parties Beneficially Own at least 15% of the outstanding shares of Common Stock on an as-converted basis, the Company shall not, without the prior approval or written consent of Investor A (such approval or consent not to be unreasonably withheld, conditioned or delayed):

(a) materially change the principal business of the Company, enter into new lines of business or exit the Company’s current line of business;

(b) enter into an agreement with respect to, or consummate, any acquisition (whether by merger, stock purchase, asset purchase or otherwise) of another business or Person involving the payment, contribution or assignment by or to the Company or its subsidiaries of money or assets in an amount exceeding $10,000,000;

(c) with respect to the Company only, issue Equity Securities of the Company that, assuming full conversion or exercise of convertible and exercisable securities, would represent in the aggregate either (i) a value equal to or greater than 20% of the Company’s outstanding shares of Common Stock on an as-converted basis as of the date of the Original Investor Rights Agreement or (ii) a number of shares of Common Stock equal to or greater than 20% of the number of shares of Common Stock outstanding on an as-converted basis as of the date of the Original Investor Rights Agreement;

(d) sell or otherwise Transfer Equity Securities of any Subsidiary of the Company to a Person other than the Company or a wholly owned Subsidiary of the Company and with respect to any Subsidiary of the Company, issue or sell any Equity Securities of such Subsidiary to a Person other than the Company or a wholly owned Subsidiary of the Company;

(e) enter into an agreement with respect to (or otherwise consummate) a Change of Control (as defined in the Certificate of Designations);

(f) consummate any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or file a petition under bankruptcy or insolvency law;

(g) purchase or redeem or make any distribution or declare any dividend on Equity Securities of the Company or any of its Subsidiaries ranking junior to the Series A Preferred Stock other than (i) redemptions of or dividends or distributions on the Series A Preferred Stock or in which the Series A Preferred Stock participates pursuant to the Certificate of Designations, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock, and (iii) repurchases or redemptions if at such time any accrued dividends on the Series A Preferred Stock have been paid in full in cash;

(h) other than refinancings of existing Indebtedness on substantially the same commercial terms, for any given calendar year, incur Indebtedness such that the aggregate amount of Indebtedness of the Company and its Subsidiaries immediately after such incurrence is in excess of 105% of the aggregate amount of Indebtedness of the Company and its Subsidiaries in the prior year as of December 31; and

(i) with respect to the Company only, authorize, create, classify, reclassify or issue any Parity Stock (as defined in the Certificate of Designations), any additional shares of Series A Preferred Stock (other than as contemplated by the Original Investment Agreement) or Senior Stock (as defined in the Certificate of Designations).

5. Preemptive Rights.

(a) So long as the Conversant Parties Beneficially Own at least 14.9% of the outstanding shares of Common Stock on an as-converted basis, each Conversant Investor will have the preemptive rights set forth in this Section 5 with respect to any issuance of any Equity Securities that are issued after the date hereof (any such issuance, other than those described in clauses (i) through (vi) below, a “Preemptive Rights Issuance”), except for (i) issuances of any shares of Common Stock or options or rights to purchase such shares or other form of equity-based or equity-related awards (including restricted stock units) to employees (or prospective employees who have accepted an offer of employment), directors or consultants, or pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries or of any employee agreements or arrangements or programs in effect as of the Closing Date, or thereafter adopted by the Board of Directors, (ii) issuances of securities pursuant to any merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction or any other direct or indirect acquisition by the

Company, whereby the Company’s securities comprise, in whole or in part, the consideration paid by the Company in such transaction, which transaction has been approved by the Board of Directors and, to the extent then applicable, approved by Investor A in accordance with Section 4, (iii) issuances of shares of Common Stock upon conversion or exercise of any preferred stock, option or Derivative Instrument, in each case, outstanding as of the Closing Date or if issued after the Closing Date, were either exempt from Investor A’s rights under this Section 5(a) or were offered to the Conversant Investors in accordance with this Section 5, (iv) by reason of a dividend, stock split or other distribution of Common Stock, (v) issuances of any shares of Series A Preferred Stock pursuant to the terms of the Original Agreement (including issuances of Common Stock upon conversation of such shares of Series A Preferred Stock in accordance with the Certificate of Designations), or (vi) issuances of any Equity Securities with respect to which Investor A waives in writing the rights of all of the Conversant Investors pursuant to this Section 5.

(b) If the Company at any time, or from time to time, effects a Preemptive Rights Issuance, the Company shall give prompt written notice to the Conversant Investors and each of their Affiliates party to this Agreement that holds any Equity Securities of the Company (each, an “Investor Holder”) (but in no event later than ten (10) days prior to such issuance), which notice shall set forth the number and type of the securities to be issued, the issuance date, the offerees or transferees, the price per security, and all of the other terms and conditions of such issuance, which shall be deemed updated by delivery of the final documentation for such issuance to the Conversant Investors. Each Investor Holder may, by written notice to the Company (a “Preemptive Rights Notice”) delivered no later than ten (10) days after receipt of the Preemptive Rights Notice, elect to purchase a number of securities specified in such Preemptive Rights Notice (which number may be any number up to but not exceeding the number of securities which, if divided by the sum of (i) such number of securities plus (ii) the number of securities issued in such Preemptive Rights Issuance, would represent a percentage that is equal to (A) the aggregate number of shares of Common Stock (on an as-converted basis if applicable) that such Investor Holder owns immediately prior to such Preemptive Rights Issuance, divided by (B) the total number of shares of Common Stock then outstanding on an as-converted basis), on the same terms and conditions as such Preemptive Rights Issuance (it being understood and agreed that the price per security that the Investor Holders shall pay shall be the same as the price per security set forth in the Preemptive Rights Notice); provided, that any Investor Holder shall not be entitled to acquire any such shares of Common Stock to the extent the issuance of such Common Stock to such Investor Holder would require approval of the stockholders of the Company pursuant to the rules and listing standards of NYSE, in which case the Company may consummate the proposed issuance prior to obtaining approval of the stockholders of the Company (subject to compliance by the Company with Section 5(d)). If an Investor Holder exercises its preemptive rights hereunder with respect to such Preemptive Rights Issuance, the Company shall (or shall cause such Subsidiary to) issue to such Investor Holder (or its designated Affiliate(s)) the number of securities specified in such Preemptive Rights Notice promptly thereafter (and provided that, if such Investor Holder shall have so notified the Company at least three Business Days prior to the issuance date set forth in the Company’s notice, at such Investor Holder’s election such purchase and sale shall occur on the same date as, or substantially concurrently with, the Preemptive Rights Issuance).

(c) The election by any Investor Holder not to exercise its preemptive rights hereunder in any one instance shall not affect its right as to any future Preemptive Rights Issuances.

(d) Notwithstanding anything to the contrary in this Agreement, in the event that any Investor Holder exercises its preemptive rights pursuant to this Section 5 and the purchase or issuance of such securities would require the Company to obtain approval of its stockholders pursuant to the listing rules of the NYSE or such national securities exchange that the Common Stock is listed upon, if any, the Company and the Investor Holder will use their respective commercially reasonable efforts to negotiate in good faith the terms of any such transaction, including without limitation the terms of any securities of the Company issued pursuant to such transaction to the Investor Holder, such that the issuance to the Investor Holder would not require such stockholder approval while providing the Investor Holder and/or its Affiliates with substantially similar benefits and rights of such securities issued in the Preemptive Rights Issuance.

6. Confidentiality. Each Conversant Investor and the Silk Investor will hold, and will cause its respective Affiliates and their respective directors, managers, officers, employees, agents, consultants and advisors to hold, in strict confidence, unless disclosure to a regulatory authority is necessary in connection with any reasonably necessary regulatory approval, examination or inspection or unless disclosure is requested or required by judicial or administrative process or by other requirement of law or the applicable requirements of any regulatory agency or relevant stock exchange (in which case, other than in connection with a disclosure in connection with a routine audit or examination by, or document request from, a regulatory or self-regulatory authority, bank examiner or auditor, the party disclosing such information shall provide the other party with prior written notice of such permitted disclosure to the extent legally permitted), all non-public records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the Company furnished to such party by or on behalf of the Company or its representatives (except to the extent that such information (a) was previously known by such party from other sources, provided that such source was not known by such party to be bound by a contractual, legal or fiduciary obligation of confidentiality to the other party in relation to such information, (b) becomes available to the public through no violation of this Section 6 by such party, (c) is later lawfully acquired from other sources by the party to which it was furnished, or (d) is independently developed without use of or reference to the Information), and neither party hereto shall release or disclose such Information to any other Person, except its directors, officers, employees, members, auditors, attorneys, financial advisors, financing sources and other consultants and advisors (“Representatives”) (it being understood that each Conversant Investor and the Silk Investor will be responsible for any breach of the terms of this Section 6 by any of its Representatives). Nothing herein shall prevent any Conversant Investor, the Silk Investor or any of their respective Affiliates which is a private equity or other investment fund from making customary disclosures to its current, future or potential investors, in each case so long as the recipient of such information is subject to a written confidentiality agreement, policy or obligation. Each Conversant Investor and the Silk Investor confirms that it is aware and that its Representatives have been advised that the United States securities laws prohibit any Person who has material non-public information about a company from purchasing or selling securities of such company on the basis of such information or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person may purchase or sell such securities.

7. Interpretation; Other Definitions. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex, letter and schedule references not attributed to a particular document shall be references to such exhibits, annexes, letters and schedules to this Agreement. In addition, the following terms are ascribed the following meanings:

(a) the word “or” is not exclusive.

(b) the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation.”

(c) the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision.

(d) “Affiliate” of any Person, means any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; provided, however, that for purposes of this Agreement, the Company and its Subsidiaries shall not be deemed to be Affiliates of any of the Conversant Parties or the Silk Parties. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise).

(e) “as-converted basis” means, with respect to the Company’s outstanding Common Stock, on a basis in which all shares of Common Stock issuable upon conversion of the Series A Preferred Stock and conversion, exchange or exercise of any other security convertible into or exchangeable or exercisable for Common Stock, whether or not the Series A Preferred Stock or other convertible, exchangeable or exercisable security is then convertible, exchangeable or exercisable by the holder, are assumed to be then outstanding.

(f) “Beneficial Owner,” “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s Beneficial Ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance).

(g) “Beneficial Ownership Threshold Date” means (i) on or prior to the date of the Company’s 2029 annual meeting of stockholders, the date on which the Conversant Parties or the Silk Parties, as applicable, Beneficially Own less than the lesser of (A) 4% of the outstanding shares of Common Stock of the Company on an as-converted basis or (B) [•]1 shares of Common Stock (proportionately adjusted for any subdivision or combination of Common Stock by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise occurring after the Closing Date) and (ii) following the date of the Company’s 2029 annual meeting of stockholders, the date on which the Conversant Parties or the Silk Parties, as applicable, Beneficially Own less than 5% of the outstanding shares of Common Stock of the Company on an as-converted basis.

(h) “Board of Directors” mean the Board of Directors of the Company.

(i) “Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions in New York City are authorized or required by law to remain closed (other than Lincoln’s Birthday or Election Day, which shall be considered Business Days).

(j) “Bylaws” mean the Second Amended and Restated Bylaws of the Company, as modified by that certain First Amendment, effective as of November 15, 2021, and by that certain Second Amendment, effective as of March 26, 2024, and as may be further amended from time to time.

(k) “Certificate of Designations” means the Certificate of Designation, Preferences and Rights, filed with the Secretary of State of the State of Delaware with respect to the Series A Preferred Stock on November 3, 2021, as may be amended from time to time in accordance with applicable law, this Agreement and the terms thereof.

(l) “Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as modified by the Certificate of Amendment dated August 27, 1999, the Certificate of Amendment dated December 11, 2020, the Certificate of Amendment dated November 3, 2021, the Certificate of Amendment dated November 9, 2021, the Certificate of Amendment dated June 15, 2023 and the Certificate of Amendment dated March 21, 2024, and as may be further amended from time to time in accordance with applicable law, the Certificate of Designations and this Agreement.

(m) “Closing Date” means [•].

(n) “Common Stock” means the Common Stock of the Company, par value $0.01 per share.

(o) “Derivative Instruments” means any and all derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of any Equity Securities of the Company increases, including a long convertible security, a long call option and a short put option position, in each case, regardless of whether (i) such derivative security conveys any voting rights in any Equity Security, (ii) such derivative security is required to be, or is capable of being, settled through delivery of any Equity Security or (iii) other transactions that hedge the value of such derivative security.

[1]	To equal the number of shares of Common Stock held by the Silk Parties on the Closing Date.

(p) “Encumbrance” means any mortgage, commitment, transfer restriction, deed of trust, pledge, option, power of sale, retention of title, right of pre-emption, right of first refusal, executorial attachment, hypothecation, security interest, encumbrance, claim, lien or charge of any kind, or an agreement, arrangement or obligation to create any of the foregoing.

(q) “Equity Securities” means any and all (i) shares, interests, participations or other equivalents (however designated) of capital stock or other voting securities of a corporation, any and all equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), (ii) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) of capital stock or voting securities of a corporation, and securities convertible into or exchangeable for any equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), and (iii) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(s) “Indebtedness” means, with respect to any Person, without duplication (i) any indebtedness of such Person for borrowed money; (ii) any other indebtedness of such Person that is evidenced by a note, bond, debenture or similar instrument; (iii) all obligations of such Person under any financing leases; (iv) all liabilities secured by any Encumbrance on any real property owned by such Person even though such Person has not assumed or otherwise become personally liable for the payment thereof; (v) any obligation under any factoring, securitization or other similar facility or arrangement; (vi) any reimbursement obligation with respect to drawn letters of credit (including standby letters of credit to the extent drawn upon), bankers’ acceptances or similar facilities; (vii) any obligation issued or assumed as the deferred purchase price of property; (viii) all net obligations of such Person under interest rate, commodity, foreign currency and financial markets swaps, options, futures and other hedging obligations; and (ix) all guaranties of such Person in respect of Indebtedness of others.

(t) “Person” means any individual, corporation, partnership, limited liability company, association or trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

(u) “Silk Parties” means the Silk Investor together with its Affiliates.

(v) “Subsidiary” means, with respect to any Person, another Person of which 50% or more of the voting power of the equity securities or equity interests is owned, directly or indirectly, by such Person.

(w) “Transfer” means (i) any direct or indirect sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), of any Equity Security or (ii) to enter into any Derivative Instrument, swap or any other contract, agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Equity Security, whether any such Derivative Instrument, swap, contract, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise. For purposes of this Agreement, no Transfer of any direct or indirect membership, partnership or other equity interest in a Conversant Investor or any of its Affiliates shall be deemed to be a Transfer of all or any portion of any Equity Securities of the Company held by such Person; provided, in each case, after such Transfer of any direct or indirect membership, partnership or other equity interest in such Conversant Investor or any of its Affiliates, such Conversant Investor or Affiliate shall remain an Affiliate of Conversant Capital LLC.

8. Miscellaneous.

(a) Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (i) on the date of delivery if delivered personally or electronic mail (so long as such transmission does not generate an error message or notice of non-delivery), (ii) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (iii) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to the Company, to:

Sonida Senior Living, Inc.

14755 Preston Road, Suite 810

Dallas, Texas 75254

Attention:  Tabitha Bailey

Email: tabitha.bailey@sonidaliving.com

with a copy to (which shall not constitute notice):

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois 60603

787 Seventh Avenue

New York, New York 10019

Attention:  Beth E. Berg

      Michael P. Heinz

Email: bberg@sidley.com

   mheinz@sidley.com

if to Investors, to:

c/o Conversant Capital LLC

25 Deforest Avenue

Summit, New Jersey 07901

Attention:  Paul Dumaine

      Robert Grove

Email: pdumaine@conversantcap.com

rgrove@conversantcap.com

with a copy to (which shall not constitute notice):

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention:  John M. Bibona

Email: john.bibona@friedfrank.com

if to the Silk Investor, to:

Silk Partners, LP

810 Seventh Avenue, 28th Floor

New York, New York 10019

Attention: Shmuel Lieberman

Email: slieberman@gfinv.com

with a copy to (which shall not constitute notice):

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attention: Joseph Shenker

Email: shenkerj@sullcrom.com

(b) Entire Agreement; Effectiveness. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions among the parties hereto, written or oral, with respect to the subject matter hereof. This Agreement shall be automatically effective as of the Closing, without further action by any party hereto. If the Conversant Investors Investment Agreement is terminated for any reason, then this Agreement shall be void and of no force and effect.

(c) Amendment; Waiver. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(d) Assignment. This Agreement shall benefit and bind the respective transferees, successors and permitted assigns of the parties. Neither this Agreement, nor any of the rights, interests or obligations hereunder shall be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of Investor A (not to be unreasonably withheld, conditioned or delayed). Any purported assignment or other Transfer without such consent shall be void and unenforceable. The Conversant Investors, together, may assign all, but not less than all, of their rights, benefits and obligations hereunder in connection with a Transfer of a majority of the aggregate of the Series A Preferred Stock (or any shares of Common Stock issued upon conversion thereof) and Common Stock owned as of the Original Closing upon written notice to the Company. Upon any Transfer by the Conversant Investors of all of their rights, benefits and obligations hereunder, any reference to “Investor A” or “Conversant Investor,” as applicable (including as used in this Section 8(d)), shall refer to such transferee and the Conversant Investors shall cease to have any rights under this Agreement. Notwithstanding anything else to the contrary in this Agreement, with written notice to the Company, the Conversant Investors may at any time assign the rights of Investor A pursuant to Section 1 and Section 4 to any other Conversant Investor and upon any such assignment, any reference to “Investor A” shall refer to such other Conversant Investor.

(e) Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties. Notwithstanding anything to the contrary in this Agreement, to the extent that the NYSE or any other national securities exchange on which the Company’s securities are listed, requests the modification of any provision of Section 1(a) or Section 1(c) to allow the Company to comply with rules of or listing standards for the NYSE or any other national securities exchange on which the Company’s securities are listed, the parties hereto will cooperate in good faith to modify such provision to the extent necessary to comply with such rule or listing standard.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Counterparts may be delivered via electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(g) Applicable Law; Consent to Jurisdiction. This Agreement and any disputes arising out of or relating to this Agreement and the transactions contemplated hereby (whether in contract, tort or otherwise) will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any conflict or choice of law principles of the State of Delaware or otherwise that would result in the application of any laws other than the laws of the State of Delaware. The parties hereby (a) irrevocably and unconditionally consent to submit to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court of the United States located in the State of Delaware or, if no such federal court shall exercise jurisdiction or have subject matter jurisdiction, the Delaware Superior Court, and any appellate court from any appeal thereof (the foregoing courts, collectively, the “Designated Courts” and each a “Designated Court”), for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby and (b) agree not to commence any suit, action or other proceeding arising out of or relating to this Agreement in any court other than a Designated Court. Each party agrees that a final judgment in any such suit, action or other proceeding brought before a Designated Court may be enforced in any jurisdiction by suit on the judgment or in any other manner provided by Law. The parties hereby irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such Designated Court or that any such action, suit or proceeding which is brought in any such Designated Court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such Designated Court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8 shall be deemed effective service of process on such party.

(h) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF THE FOREGOING WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER IN THIS SECTION 8(h).

(i) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

SONIDA SENIOR LIVING, INC.

By:
Name: Title:

[Signature Page to A&R Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CONVERSANT DALLAS PARKWAY (A) LP

By: Conversant GP Holdings LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

CONVERSANT DALLAS PARKWAY (B) LP

By: Conversant GP Holdings LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

CONVERSANT DALLAS PARKWAY (D) LP

By: Conversant GP Holdings LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

[Signature Page to A&R Investor Rights Agreement]

CONVERSANT DALLAS PARKWAY (F) LP

By: Conversant GP Holdings LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

CONVERSANT PIF AGGREGATOR A LP

By: Conversant Private GP LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

CPIF SPARTI SAF, L.P.

By: Conversant Private GP LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

CPIF K CO-INVEST SPT A, L.P.

By: Conversant Private GP LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

[Signature Page to A&R Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SILK PARTNERS, LP

By:
Name:
Title:

[Signature Page to A&R Investor Rights Agreement]

EXHIBIT C

REGISTRATION RIGHTS AGREEMENT

(Attached.)

AGREED FORM

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of [•], 2026, by and among (i) Sonida Senior Living, Inc., a Delaware corporation (the “Company”), (ii) Conversant Dallas Parkway (A) LP, a Delaware limited partnership (“Investor A”), (iii) Conversant Dallas Parkway (B) LP, a Delaware limited partnership (“Investor B”), (iv) Conversant Dallas Parkway (D) LP, a Delaware limited partnership (“Investor D”), (v) Conversant Dallas Parkway (F) LP, a Delaware limited partnership (“Investor F” ), (vi) Conversant PIF Aggregator A LP, a Delaware limited partnership (“Conversant PIF”), (vii) CPIF Sparti SAF, L.P., a Delaware limited partnership (“CPIF”), (viii) CPIF K Co-Invest SPT A, L.P., a Cayman Islands exempted limited partnership (“CPIF K” and, together with Investor A, Investor B, Investor D, Investor F, Conversant PIF and CPIF collectively, the “Conversant Investors”), and (ix) Silk Partners, LP, a New York limited partnership (“Silk”) and PF Investors, LLC, a New York limited liability company (“PF Investor”) and together with Silk, the “Silk Investors”). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 13 hereof.

Background

A. On November 3, 2021, the Company, Investor A and Investor B entered into that certain Registration Rights Agreement (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Original RRA”), pursuant to which the Company granted certain registration rights in respect of the Company securities directly or indirectly acquired by the Conversant Investors and Silk pursuant to that certain Amended and Restated Investment Agreement by and among the Company, Investor A and Investor B, dated as of October 1, 2021 (the “Original Investment Agreement”);

B. On June 29, 2023, Investor A and Investor B entered into an Equity Commitment Agreement with the Company in exchange for the issuance by the Company of 67,500 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) to Investor A and Investor B, as a commitment fee, and pursuant to which Investor A and Investor B purchased an additional 1,000,000 shares of the Common Stock (collectively, the “June 2023 Shares”);

C. On February 1, 2024, Investor A, Investor B and the Silk Investors, among other investors, entered into a Securities Purchase Agreement with the Company, pursuant which (i) Investor A and Investor B collectively purchased 3,157,895 shares of Common Stock, and (ii) the Silk Investors collectively purchased 1,578,948 shares of Common Stock (collectively, the “February 2024 Shares”);

D. On August 19, 2024, (i) Investor A, Investor B and Conversant PIF collectively purchased 1,850,000 shares of Common Stock, and (ii) the Silk Investors collectively purchased 250,000 shares of Common Stock, in each case, in a public offering of 4,300,000 shares of Common Stock (collectively, the “August 2024 Shares”);

E. In October 2024, Conversant PIF purchased an aggregate of 161,666 shares of Common Stock pursuant to market purchases of (i) 9,564 shares of Common Stock on October 14, 2024, (ii) 15,927 shares of Common Stock on October 15, 2024, (iii) 8,957 shares of Common Stock on October 16, 2024, and (iv) 127,218 shares of Common Stock on October 15, 2024 (collectively, the “October 2024 Shares”);

F. In January 2025, Conversant PIF purchased an aggregate of 42,111 shares of Common Stock pursuant to market purchases of (i) 15,000 shares of Common Stock on January 8, 2025, and (ii) 27,111 shares of Common Stock on January 10, 2025 (collectively, the “January 2025 Shares”);

G. On November 4, 2025, (i) the Company, Conversant PIF, CPIF, Investor A and CPIF K entered into that certain Investment Agreement (the “Conversant Investment Agreement”), and (ii) the Company and Silk entered into a substantially similar Investment Agreement (the “Silk Investment Agreement” and, together with the Conversant Investment Agreement, the “Investment Agreements”), pursuant to which, Conversant PIF, CPIF, Investor A, CPIF K and the Silk Investor, as applicable, agreed to purchase, and the Company agreed to sell, additional shares of Common Stock and each party to the Investment Agreements agreed to enter into this Agreement; and

H. In connection with the closing of the transactions contemplated by the Investment Agreements, the parties hereto hereby amend and restate the Original RRA in accordance with Section 14(d) as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Resale Shelf Registration Rights.

(a) Registration Statement Covering Resale of Registrable Securities. As soon as reasonably practicable following the date hereof and no later than [•]1, 2026, the Company shall prepare and file with the Commission a Registration Statement on Form S-3 (or any equivalent or successor form) under the Securities Act (or to the extent the Company is ineligible to use Form S-3 or any equivalent or successor form or forms, on Form S-1 or any comparable or successor form) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 registering the resale from time to time by the Investor Parties of all of the Registrable Securities held by the Investor Parties (the “Resale Shelf Registration Statement”). The Company shall use reasonable best efforts to cause the Resale Shelf Registration Statement to become effective as soon as practicable after the filing thereof and to keep the Resale Shelf Registration Statement (and any successor Resale Shelf Registration Statement) continuously effective, and to supplement and amend the Resale Shelf Registration Statement to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, to ensure that another Registration Statement is available (which replacement Registration Statement shall be deemed a Resale Shelf Registration Statement), under the Securities Act at all times until the earlier of (i) the date when all of the Registrable Securities covered by such Resale Shelf Registration Statement have been sold, and (ii) the later of the date on which (A) each Investor Party is able to sell the Registrable Securities without restriction (including any volume limitation) pursuant to Rule 144 promulgated under the Securities Act, and (B) each participating Investor Party together with its Affiliates

[1]	To be the date that is three months after the closing date of the transactions under the Investment Agreements.

collectively beneficially own less than ten percent (10%) of the outstanding shares of Common Stock on an as-converted basis (such period the “Effectiveness Period”). The Resale Shelf Registration Statement shall contain a Prospectus in such form as to permit the Investor Parties to sell such Registrable Securities pursuant to Rule 415 (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement (subject to the provisions of this Agreement), and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Investor Parties including firm-commitment underwritten public offerings, block trades, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering. During the Effectiveness Period, the Company will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Resale Shelf Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable.

(b) The Company shall use commercially reasonable efforts to, as promptly as practicable during the Effectiveness Period:

(i) if required by applicable law, file with the Commission a post-effective amendment to the Resale Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document necessary to cause the Resale Shelf Registration Statement to include all Registrable Securities held by Investor Parties having the right to include Registrable Securities therein and to permit the holders of Registrable Securities to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Resale Shelf Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable;

(ii) provide the holders of Registrable Securities with copies of any documents filed pursuant to Section 1(b)(i) above for a reasonable period of time prior to such filing, and use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such holder of the Registrable Securities reasonably shall propose prior to the filing thereof; and

(iii) notify the holders of Registrable Securities as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1(b)(i) above.

(c) If the Resale Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use its commercially reasonable efforts to as promptly as is practicable to cause such Resale Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of (i) any order suspending the effectiveness of the Resale Shelf Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction) and shall use its commercially reasonable efforts to as promptly as is practicable amend such Resale Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness or other suspension in respect of such Resale Shelf Registration Statement or file an additional registration statement (a “Subsequent Resale Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the holders thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Resale Shelf Registration Statement is filed, it shall be deemed to be a “Resale Shelf Registration Statement” for all purposes of this Agreement and the Company shall use its commercially reasonable efforts to (a) cause such Subsequent Resale Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable after the filing thereof (it being agreed that the Subsequent Resale Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the Commission pursuant to Rule 462(e) if Rule 462(e) is then available to the Company for the resale of the Registrable Securities) and (b) keep such Subsequent Resale Shelf Registration Statement continuously effective until the end of the Effectiveness Period. Any such Subsequent Resale Shelf Registration Statement shall be a registration statement on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Resale Shelf Registration Statement shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Investor Parties in accordance with any method of distribution elected by the Investor Parties.

(d) A Registration effected pursuant to this Section 1 shall not be counted as a Demand Registration or Takedown Demand effected pursuant to Section 2.

2. Demand Registrations.

(a) Requests for Registration. Subject to the terms and conditions of this Agreement, if the Resale Shelf Registration Statement is not available, each of (i) the Conversant Investors, and (ii) the Silk Investors may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 (including a shelf registration pursuant to Rule 415) or any similar short-form registration statement, including an automatic shelf registration statement (as defined in Rule 405) (an “Automatic Shelf Registration Statement”), if available to the Company (a “Short-Form Registration”) or, if Form S-3 is not available, on Form S-1 or other long-form registration statement (a “Long-Form Registration”) in accordance with Section 2(c) and Section 2(b) below (any such request pursuant to this Section 2(a) is referred to herein as a “Demand Registration Request,” and the registration so requested is referred to herein as a “Demand Registration” (and with respect to any Demand Registration, the Investor Party making such demand for registration being referred to as the “Registration Initiating Investor Party”)). The Company shall effect any such Demand Registration as soon as reasonably practicable after delivery of such Demand Registration Request and, in any event, the Company shall be required to make the initial filing of the Registration Statement within 60 days following receipt of the Registration Initiating Investor Party’s Demand Registration Request in the case of a Short-From Registration or within 90 days following receipt of the Registration Initiating Investor Party’s Demand Registration Request in the case of a Long-Form Registration. Any Demand Registration Request shall specify the approximate number of Registrable Securities requested to be registered by the Registration Initiating Investor Party and the intended method of distribution. Following receipt of a Demand Registration Request in accordance with this Section 2(a), the Company shall use its reasonable best efforts to cause such Registration Statement to become effective under the Securities Act as promptly as practicable after the filing thereof (if such Registration Statement is not an Automatic Shelf Registration Statement).

(b) Short-Form Registrations. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form registration. For so long as the Company is subject to the reporting requirements of the Exchange Act, the Company shall use its reasonable best efforts to make Short-Form Registrations available for the offer and sale of Registrable Securities. If the Company is qualified to and, pursuant to the request of any Investor Party, has filed with the Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 (a “Shelf Registration”), (i) if the Company is a WKSI at the time of any such request, then the Company shall use its reasonable best efforts to cause such Shelf Registration to be an Automatic Shelf Registration Statement, and (ii) once effective, the Company shall cause such Shelf Registration to remain effective (including by filing a new Shelf Registration, if necessary) until the expiration of the Effectiveness Period. If for any reason the Company ceases to be a WKSI or becomes ineligible to utilize Form S-3, the Company shall prepare and file with the Commission a registration statement or registration statements on such form that is available for the sale of Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective under the Securities Act as promptly as practicable after the filing thereof and to remain effective (including by filing a new registration statement, if necessary) until the expiration of the Effectiveness Period.

(c) Number of Demand Registrations. The (i) Conversant Investors may request an aggregate of two (2) Short-Form Registrations, or if not available, two (2) Long-Form Registrations, and (ii) the Silk Investors may request an aggregate of one (1) Short-Form Registration, or if not available, one (1) Long-Form Registration. For purposes of the calculating the foregoing limitations, a registration shall count as a Demand Registration only if:

(i) the registration has been declared or ordered effective and not been suspended, withdrawn or terminated (including due to expiration) prior to sale of all of the Registrable Securities covered by such Demand Registration; and

(ii) with respect to an underwritten Demand Registration, the Applicable Approving Party is able to include in such Demand Registration at least eighty percent (80%) of the Registrable Securities initially proposed to be included by Applicable Approving Party in such Demand Registration.

The Company shall not be obligated to effect, or to take any action to effect, any Demand Registration unless the aggregate market price of the Registrable Securities requested to be registered or included in the registration or demand exceeds $10.0 million at the time of request.

3. Resale Registration Statement, Demand Registrations, and Shelf Takedowns: Process.

(a) Shelf Takedowns. At any time when the Resale Shelf Registration Statement or a Shelf Registration for the sale or distribution by any Investor Party on a delayed or continuous basis pursuant to Rule 415, including by way of an underwritten offering, Underwritten Block Trade or other distribution plan (each, a “Resale Shelf Registration”) is effective and its use has not been otherwise suspended by the Company in accordance with the terms of Section 3(f) below, upon a written demand (a “Takedown Demand”) by any Investor Party (the “Takedown Initiating Investor Party”) if it is a Shelf Participant holding Registrable Securities at such time, the Company will facilitate in the manner described in this Agreement a “takedown” of Registrable Securities off of such Resale Shelf Registration (a “Takedown Offering”). Any Takedown Demand shall specify the approximate number of Registrable Securities requested to be sold by the Takedown Initiating Investor Party and the intended method of distribution.

(b) Number of Takedown Demands. The Investor Parties may request an aggregate of four (4) Takedown Demands within any twelve (12) month period; provided, that the Company shall not be obligated to effect, or to take any action to effect, any Takedown Demand or Takedown Offering unless the aggregate market price of the Registrable Securities requested to be sold or included in the demand or offering exceeds $10.0 million at the time of request.

(c) Underwritten Block Trade. If an Investor Party wishes to engage in an underwritten block trade or similar transaction or other transaction with a 2-day or less marketing period (collectively, “Underwritten Block Trade”) off of a Shelf Registration (through a take-down from an already effective Resale Shelf Registration Statement or Shelf Registration), then such Investor Party shall notify the Company of the Underwritten Block Trade not less than five (5) Business Days prior to the date such offering is to commence, and the Company shall as expeditiously as possible, but subject to Section 3(d), use its reasonable best efforts to facilitate such Underwritten Block Trade (which may close as early as two (2) Business Days after the date it commences); provided, however, that the Investor Party requesting such Underwritten Block Trade shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Underwritten Block Trade.

(d) Notification of Demand Request and Takedown Demand.

(i) Promptly upon receipt of a Demand Registration Request from the Registration Initiating Investor Party pursuant to Section 2(a) (but in no event more than two (2) Business Days thereafter), the Company shall deliver a written notice (a “Demand Exercise Notice”) of any such Demand Registration Request to each other Investor Party and the Demand Exercise Notice shall offer such Investor Party the opportunity to include in the Demand Registration such number of Registrable Securities held by such Investor Party as each such Person may request in writing within ten (10) Business Days after the date that the Demand Exercise Notice was delivered (or five (5) Business Days if, at the request of the Registration Initiating Investor Party, the Company states in the Demand Exercise Notice or gives telephonic notice (it being understood that a voicemail message shall not be deemed to be notice) to all other Investor Parties, with written confirmation to follow promptly thereafter, that such registration will be on a Form S-3. Subject to Section 3(e), the Company shall include in the Demand Registration all such Registrable Securities with respect to which the Company has received written requests from such other Investor Parties for inclusion therein prior to the specified deadline for inclusion.

(ii) Promptly upon receipt of a Takedown Demand from the Takedown Initiating Investor Party pursuant to Section 3(a) (but in no event more than two (2) Business Days thereafter (or such shorter period as may be reasonably requested in connection with an Underwritten Block Trade)) for any Takedown Offering, the Company shall deliver a notice (a “Takedown Exercise Notice”) to each other Investor Party with Registrable Securities covered by the applicable Registration Statement, or to all other Investor Parties if such Registration Statement is undesignated (each a “Potential Takedown Participant”). The Takedown Exercise Notice shall offer each such Potential Takedown Participant the opportunity to include in any Takedown Offering such number of Registrable Securities as each such Potential Takedown Participant may request in writing. The Company shall include in the Takedown Offering all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within two (2) Business Days (or such shorter period as may be reasonably requested in connection with an Underwritten Block Trade) after the date that the Takedown Exercise Notice has been delivered. Any Potential Takedown Participant’s request to participate in a Takedown Offering shall be binding on the Potential Takedown Participant. Notwithstanding the delivery of any Takedown Exercise Notice pursuant to this Section 3(d)(ii), all determinations as to whether to complete any Takedown Offering and as to the timing, manner, price and other terms of any Takedown Offering contemplated by Section 3(a) shall be determined by the Takedown Initiating Investor Party.

(e) Priority on Demand Registrations and Takedown Offerings. The Company shall not include in any Demand Registration or Takedown Offering that is an underwritten offering any securities that are not Registrable Securities without the prior written consent of the managing underwriters. If a Demand Registration or a Takedown Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Applicable Approving Party, the Company shall include in such offering prior to the inclusion of any securities which are not Registrable Securities the Registrable Securities requested to be included in such registration (pro rata among the participating Investor Parties on the basis of the number of Registrable Securities owned by each such Investor Party).

(f) Restrictions on Demand Registrations and Takedown Offerings. Any demand for the filing of a registration statement or for a registered offering (including a Takedown Offering) hereunder will be subject to the constraints of any applicable lock-up arrangements to which the applicable Investor Parties are party, and any such demand must be deferred until such lock-up arrangements no longer apply.

(i) The Company shall not be obligated to effect any Demand Registration or Takedown Offering within 30 days prior to the Company’s good faith estimate of the date of filing of an underwritten Public Offering of the Company’s securities by the Company and for such a period of time after such a filing as the managing underwriters request, provided that such period shall not exceed 30 days from the effective date of the applicable registration statement (or the “pricing” date in the case of a takedown offering pursuant to a Form S-3 covering sales of Company securities by the Company). The Company may postpone, for up to 60 days from the date of the request (the “Suspension Period”), the filing or the effectiveness of a Registration Statement for a Demand Registration or suspend the use of a prospectus that is part of any Resale Shelf Registration (and therefore suspend sales of the Registrable Securities included therein) by providing written notice to the Investor Parties if the board of directors of the Company reasonably determines in good faith that the offer or sale of Registrable Securities would be expected to have a material adverse effect on any proposal or plan by the Company or any subsidiary thereof to engage in any material acquisition or disposition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or similar transaction or would require the Company to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Company and its subsidiaries; provided that in such event, the Investor Parties initially requesting such Demand Registration or Takedown Demand shall be entitled to withdraw such request. The Company may delay or suspend the effectiveness of a Demand Registration or Takedown Offering pursuant to this Section 3(f)(i) only once in any consecutive twelve-month period; provided that, for the avoidance of doubt, the Company may in any event delay or suspend the effectiveness of a Demand Registration or Takedown Offering in the case of an event described under Section 6(g) to enable it to comply with its obligations set forth in Section 6(f). The Company may extend the Suspension Period for an additional consecutive 60 days with the consent of the Applicable Approving Party.

(ii) In the case of an event that causes the Company to suspend the use of any Resale Shelf Registration as set forth in Section 3(f)(i) or pursuant to Section 6(g) (a “Suspension Event”), the Company shall give a notice to the Investor Parties (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. An Investor Party shall not effect any sales of the Registrable Securities pursuant to such Resale Shelf Registration (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). Each Investor Party agrees that such Investor Party shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by such Investor Party in breach of the terms of this Agreement. The Investor Parties may recommence effecting sales of the Registrable Securities pursuant to the Resale Shelf Registration (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Investor Parties and to their counsel, if any, promptly following the conclusion of any Suspension Event.

(iii) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Resale Shelf Registration pursuant to this Section 3(f), the Company agrees that it shall extend the period of time during which such Resale Shelf Registration shall be maintained effective pursuant to this

Agreement by the number of days during the period from the date of receipt by the Investor Parties of the Suspension Notice to and including the date of receipt by the Investor Parties of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that Common Stock covered by such Resale Shelf Registration are no longer Registrable Securities.

(g) Selection of Underwriters. In connection with any Demand Registration, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer the offering; provided that such selection shall be subject to the written consent of the Company, which consent will not be unreasonably withheld, conditioned or delayed. If any Takedown Offering is an underwritten offering, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer such Takedown Offering. In each case, the Applicable Approving Party shall have the right to approve the underwriting arrangements with such investment banker(s) and manager(s) on behalf of all Investor Parties participating in such offering. If the Investor Parties propose to distribute their securities through underwriting, the Investor Parties shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

(h) Other Registration Rights. The Company represents and warrants to each holder of Registrable Securities that the registration rights granted in this Agreement do not conflict with any other registration rights granted by the Company. Except as provided in this Agreement, the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities then outstanding.

(i) Revocation of Demand Notice or Takedown Notice. At any time prior to the effective date of the registration statement relating to a Demand Registration or the “pricing” of any offering relating to a Takedown Demand, the Applicable Approving Party) that requested such Demand Registration or Takedown Offering may revoke such request for a Demand Registration or Takedown Offering on behalf of all Investor Parties participating in such Demand Registration or Takedown Offering without liability to such Investor Parties, in each case by providing written notice to the Company. In any such case, no Demand Registration shall be deemed to have occurred for purposes of Section 2(c).

4. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register an offering of any of its securities under the Securities Act (other than (i) pursuant to the Resale Shelf Registration Statement, (ii) pursuant to a Demand Registration, (iii) pursuant to a Takedown Demand, (iv) in connection with registrations on Form S-4 or S-8 promulgated by the Commission or any successor forms, (v) a registration relating solely to employment benefit plans, (vi) in connection with a registration the primary purpose of which is to register debt securities, or (vii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and the registration form to be used may be used for the registration of Registrable Securities (a

“Piggyback Registration”), the Company shall give prompt written notice to all Investor Parties (which notice shall be held in confidence by the Investor Parties until the offering is publicly disclosed) of its intention to effect such a Piggyback Registration and, subject to the terms of Sections 4(c) and 4(d) hereof, shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the delivery of the Company’s notice; provided that any such other Investor Party may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective. If a Piggyback Registration is effected pursuant to a Registration Statement on Form S-3 or the then-appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), the Investor Parties shall be notified by the Company of and shall have the right, but not the obligation, to participate in any offering pursuant to such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”), subject to the same limitations that are applicable to any other Piggyback Registration.

(b) Piggyback Expenses. The Registration Expenses of the Investor Parties shall be paid by the Company in all Piggyback Registrations, whether or not any such registration became effective.

(c) Priority on Primary Registrations. If a Piggyback Registration or Piggyback Shelf Takedown is an underwritten primary registration on behalf of the Company, then the Company shall use reasonable best efforts to cause the managing underwriter(s) of the proposed underwritten offering to permit holders of Registrable Securities to include in such offering all Registrable Securities they request to be included on the same terms and subject to the same conditions as any other shares of the Company included in the offering. If, however, the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Investor Parties which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the participating Investor Parties on the basis of the number of Registrable Securities owned by each such Investor Party), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(d) Priority on Secondary Registrations. If a Piggyback Registration or Piggyback Shelf Takedown is an underwritten secondary registration on behalf of holders of the Company’s securities other than holders of Registrable Securities, then the Company shall use reasonable best efforts to cause the managing underwriter(s) of the proposed underwritten offering to permit holders of Registrable Securities to include in such offering all Registrable Securities they request to be included on the same terms and subject to the same conditions as any other shares of the Company included in the Offering. If, however, the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders initially requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration by the Investor Parties which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the participating Investor Parties on the basis of the number of Registrable Securities owned by each such Investor Party), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(e) Other Registrations. If the Company has previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 2 or pursuant to this Section 4, and if such previous registration has not been withdrawn or abandoned, then the Company shall not be required to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form) at the request of any holder or holders of such securities until a period of at least 30 days has elapsed from the effective date of such previous registration; provided, however, that the Company shall at all times remain obligated to file, supplement and amend, as applicable, each Registration Statement required to be filed by Section 1.

(f) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 whether or not any Investor Parties have elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 8.

5. Agreements of Company and Investor Parties.

(a) (i) The Conversant Investors agree for so long as they beneficially own five percent (5%) or more of the outstanding Common Stock on an as-converted basis and (ii) the Silk Investors for so long as they beneficially own five percent (5%) or more of the outstanding Common Stock on an as-converted basis, in each case, that if required by the managing underwriter(s) in connection with any underwritten Public Offering on or after the date hereof, they shall enter into customary lock-up agreements with the managing underwriter(s) of such underwritten Public Offering in such form as agreed to by such managing underwriter(s); provided that the applicable lock-up period shall not exceed sixty (60) days.

(b) If required by the managing underwriter(s), in connection with any underwritten Public Offering on or after the date hereof, the Company (i) shall cause each of its executive officers and directors to sign a customary lock-up agreement containing provisions consistent with those contemplated pursuant to Section 5(a) and (ii) shall sign a customary lock-up agreement or market stand-off agreement (either through a separate agreement or as part of any underwriting agreement executed by the Company), with a lock-up period of up to ninety (90) days after the date of the Prospectus (or prospectus supplement if the offering is made pursuant to the Resale Shelf Registration Statement or a Shelf Registration) for such offering except as may otherwise be agreed with the holders of the Registrable Securities in such offering.

(c) The Investor Parties shall use reasonable best efforts to provide such information as may reasonably be requested by the Company, or the managing underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 4 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

6. Registration Procedures. In connection with the Registration to be effected pursuant to the Resale Shelf Registration Statement, and whenever the Investor Parties have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Takedown Offering, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as reasonably possible:

(a) prepare in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder and file with the Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that at least five (5) Business Days before filing such registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the Applicable Approving Party copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel, and no such document shall be filed with the Commission to which any Investor Party or its counsel reasonably objects);

(b) notify each Investor Party of (i) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (ii) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iii) the effectiveness of each registration statement filed hereunder;

(c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the expiration of the Effectiveness Period (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(d) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e) during any period in which a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission, including pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

(f) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the lead underwriter or the Applicable Approving Party reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(f), (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction);

(g) promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to such registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) after receipt thereof, of any request by the Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with FINRA;

(i) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(j) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Applicable Approving Party or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, preparing for and participating in such number of “road shows,” investor presentations and marketing events as the underwriters managing such offering may reasonably request);

(k) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(l) take all reasonable actions to ensure that any Free Writing Prospectus utilized in connection with any Demand Registration (including any Shelf Registration), Takedown Offering, Piggyback Registration or Piggyback Shelf Takedown hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;

(n) permit any Investor Party who, in its good faith judgment (based on the advice of counsel), could reasonably be expected to be deemed to be an underwriter or a controlling Person of the Company to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to the Company in writing, which in the reasonable judgment of such Investor Party and its counsel should be included;

(o) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

(p) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(q) cooperate with each Investor Party covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(r) if such registration includes an underwritten Public Offering, use its reasonable best efforts to obtain a cold comfort letter from the Company’s independent public accountants and addressed to the underwriters, in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters in such registration reasonably request;

(s) provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters;

(t) if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(u) if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold;

(v) subject to the terms of Section 2(b) and Section 3(a), if an Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its reasonable best efforts to refile the registration statement on Form S-3 and keep such registration statement effective (including by filing a new Resale Shelf Registration or Shelf Registration, if necessary) during the period throughout which such registration statement is required to be kept effective;

(w) cooperate with each Investor Party that holds Registrable Securities being offered and the managing underwriters with respect to an applicable Registration Statement, if any, to facilitate the timely (i) preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement, and enable such certificates to be registered in such names and in such denominations or amounts, as the case may be, or (ii) crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, in any such case as such Investor Party or the managing underwriters, if any, may reasonably request; and

(x) for so long as this Agreement remains effective, (a) cause the Common Stock to be eligible for clearing through DTC, through its DWAC system; (b) be eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock; (c) ensure that the transfer agent for the Common Stock is a participant in, and that the Common Stock is eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program (or the applicable successor thereto); and (d) use its reasonable best efforts to cause the Common Stock not to be at any time subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC, and, in the event the Common Stock becomes subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, use its reasonable best efforts to cause any such “chill,” “freeze” or similar restriction to be removed at the earliest possible time.

7. Termination of Rights. Notwithstanding anything contained herein to the contrary, the right of an Investor Party to include Registrable Securities in any Demand Registration, Takedown Offering, Piggyback Registration or Piggyback Shelf Takedown shall terminate upon the expiration of the Effectiveness Period.

8. Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws, stock exchange rules and filings, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement and, for the avoidance of doubt, the Company also shall pay all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities pursuant to a Demand Registration, a Takedown Demand, Piggyback Registration or a Piggyback Shelf Takedown hereunder shall bear and pay all underwriting discounts and commissions and transfer taxes applicable to the securities sold for such Person’s account.

(b) The Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable and documented fees and disbursements of one counsel (and only one counsel) chosen by the Applicable Approving Party and one local counsel (if necessary) for each applicable jurisdiction and chosen by the applicable holder of Registrable Securities, in each case, for the purpose of rendering a legal opinion on behalf of such holders in connection with any underwritten Demand Registration, Takedown Offering, Piggyback Registration or Piggyback Shelf Takedown.

9. Assignment of Registration Rights. The rights of any Investor Party hereto to registration of all or any portion of their Registrable Securities pursuant to this Agreement may be assigned by such Investor Party so long as (a) such Investor Party, within ten (10) days of such transfer, furnishes to the Company written notice of the transfer and (b) such transferee agrees, following such transfer, to be subject to all applicable restrictions and obligations set forth in this Agreement, and executes a joinder to this Agreement, in the form attached hereto as Exhibit A.

10. Indemnification.

(a) The Company agrees to (i) indemnify and hold harmless, to the fullest extent permitted by law, the Investor Parties and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls the Investor Parties (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses caused by (A) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and (ii) pay to the Investor Parties and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls the Investor Parties (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company or any managing underwriter by any Investor Party expressly for use therein; provided, however, that the indemnity agreement contained in this Section 10 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable in any such case for any such claim, loss, damage, liability or action to the extent that it solely arises out of or is based upon an untrue statement of any material fact contained in the registration statement or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the registration statement, in reliance upon and in conformity with written information furnished by any Investor Party expressly for use in connection with such registration statement.

(b) In connection with any registration statement in which any Investor Party is participating, each such Investor Party shall furnish to the Company in writing such information relating to such Investor Party as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its officers, directors, employees, agents and representatives and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Investor Party; provided that the obligation to indemnify shall be individual, not joint and several, for each Investor Party and shall be limited to the net amount of proceeds actually received by such Investor Party from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (as well as one local counsel for each applicable jurisdiction) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the Conversant Investors, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 10(a) or 10(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation (even if the Investor Parties or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 10(c), defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 10(d) to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

(e) The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

11. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no Investor Party shall be required to sell more than the number of Registrable Securities such Investor Party has requested to include) and (b) completes and executes all questionnaires, powers of attorney, custody agreements, stock powers, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no Investor Party included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such Investor Party, such Investor Party’s title to the securities, such Investor Party’s authority to sell such securities and such Investor Party’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto that are materially more burdensome than those provided in Section 10. Each Investor Party shall execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such Investor Party’s obligations under Section 5, Section 6 and this Section 11 or that are necessary to give further effect thereto, and the Company shall execute and deliver such other agreements as may be reasonably requested by the lead managing underwriter(s) (if applicable) in order to effect any registration required hereunder. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 5 and this Section 11, the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the Investor Parties, the Company and the underwriters created pursuant to this Section 11.

12. Other Agreements. The Company shall (i) file with the Commission in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act, (ii) make and keep adequate current public information available within the meaning of Rule 144 and (iii) take such further action as the Investor Parties may reasonably request to enable the Investor Parties to sell securities pursuant to (a) Rule 144 or any similar rule or regulation hereafter adopted by the Commission or (b) a registration statement on Form S-3 or any similar registration form hereafter adopted by the Commission, including in each case (I) within one (1) Business Day of notice, causing its transfer agent to timely prepare and deliver certificates or book-entry shares representing securities to be delivered to a transferee pursuant to such sale, which certificates or book-entry shares shall be free of any restrictive legends and in such denominations and registered in such names as such Investor Party may request and (II) at its sole expense, causing its legal counsel or other counsel satisfactory to the transfer agent to provide opinions as may reasonably be required by the transfer agent in connection with the removal of legends, subject to the requirements under the Securities Act and the rules and regulations promulgated thereunder. Upon request, the Company shall deliver to the Investor Parties (A) a written statement as to whether the Company is in compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or whether it is qualified as a registrant whose securities may be resold pursuant to a resale registration statement on Form S-1 or S-3 and (B) such other information as may be reasonably requested to permit any Investor Party to sell such securities pursuant to Rule 144. The Company shall at all times use its reasonable best efforts to cause the securities so registered to continue to be listed on one or more of the New York Stock Exchange and the Nasdaq Stock Market. The Company shall use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities. The Company shall obtain and maintain all necessary blue sky law permits and qualifications, or exemptions therefrom, required by any state for the offer and sale of Registrable Shares (provided that the Company shall not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 12, (2) consent to general service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction).

13. Definitions.

(a) “A&R Investor Rights Agreement” means that certain Amended and Restated Investor Rights Agreement, dated as of the date hereof, by and among the Company, Silk, and the Conversant Investors.

(b) “Affiliate” means, with respect to any specified Person, any other Person that, at the time of determination, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

(c) “Applicable Approving Party” means the Registration Initiating Investor Party or the Takedown Initiating Investor Party, as the context requires.

(d) “as-converted basis” means, for purposes of computing beneficial ownership, such number of shares of Common Stock calculated on a basis assuming all shares of Series A Preferred Stock had been converted by the holders thereof in accordance with their terms, but disregarding any restrictions or limitations upon the conversion of such Series A Preferred Stock.

(e) “beneficial owner,” “beneficially own” or “beneficial ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance).

(f) “Business Day” means any day that is not a Saturday, Sunday or a legal holiday in the state in which the Company’s chief executive office is located or in New York, NY.

(g) “Commission” means the U.S. Securities and Exchange Commission.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(i) “FINRA” means the Financial Industry Regulatory Authority, Inc.

(j) “Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405.

(k) “Investor Parties” means the Conversant Investors, Silk Investors, and each of their respective Affiliates to whom shares of Common Stock are transferred, who becomes a party hereto pursuant to Section 9.

(l) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(m) “Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

(n) “Public Offering” means any sale or distribution by the Company and/or any Investor Party to the public of Common Stock pursuant to an offering registered under the Securities Act.

(o) “Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

(p) “Registrable Securities” means (i) any Common Stock issued or issuable in respect of any shares of Series A Preferred Stock issued to the Conversant Investors parties to the Original Investment Agreement pursuant thereto (whether or not such shares of Series A Preferred Stock or Common Stock are subsequently transferred to any Investor Party), (ii) any Private Placement Common Shares (as defined in the Original Investment Agreement) issued to the Conversant Investors parties to the Original Investment Agreement pursuant thereto (whether or not such shares of Common Stock are subsequently transferred to any Investor Party), (iii) any Backstop Shares (as defined in the Original Investment Agreement) issued to the Conversant Investors parties to the Original Investment Agreement pursuant thereto (whether or not such Backstop Shares are subsequently transferred to any Investor Party), (iv) any Common Stock issued or issuable upon exercise of any Warrant (as defined in the Original Investment Agreement) issued to the Conversant Investors parties to the Original Investment Agreement pursuant thereto (whether or not such Warrants or Common Stock are subsequently transferred to any Investor Party), (v) any June 2023 Shares, (vi) any February 2024 Shares, (vii) any August 2024 Shares, (viii) any October 2024 Shares, (ix) any January 2025 Shares, (x) any Shares (as defined in the Conversant Investment Agreement) issued to Conversant PIF pursuant to the Conversant Investment Agreement (whether or not such shares of Common Stock are subsequently transferred to any Investor Party), (xi) any Shares (as defined in the Silk Investment Agreement) issued to Silk Partner pursuant to the Silk Investment Agreement (whether or not such shares of Common Stock are subsequently transferred to any Investor Party), and (xii) any other shares of Common Stock that are held by any Investor Party from time to time. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been sold or distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 or repurchased by the Company or any of its subsidiaries. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the conversion or exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided that a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement. For the avoidance of doubt, the term “Registrable Securities” shall also include any other securities issued or issuable in respect of the Registrable Securities by way of stock split, stock dividend, distribution, recapitalization, merger, exchange or similar event.

(q) “Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock or Registrable Securities, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement (other than a registration statement on Form S-4 or Form S-8, or their successors).

(r) “Rule 144,” “Rule 158,” “Rule 405,” “Rule 415” and “Rule 430B” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

(s) “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(t) “Shelf Participant” means any Investor Party listed as a potential selling stockholder in connection with the Resale Shelf Registration Statement or the Shelf Registration, as applicable, or any such Investor Party that could be added to such Resale Shelf Registration Statement or Shelf Registration without the need for a post-effective amendment thereto or added by means of an automatic post-effective amendment thereto.

(u) “WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

14. Miscellaneous.

(a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates or in any way impairs the rights granted to the Conversant Investors and the Silk Investors in this Agreement.

(b) Entire Agreement; Effectiveness. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions among the parties hereto, written or oral, with respect to the subject matter hereof.

(c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only with the prior written consent of the Company and each Investor Party; provided, that no amendment may materially and disproportionately adversely affect the rights of any Investor Party as compared to any other Investor Party without the consent of such adversely affected Investor Party. Any amendment or waiver effected in accordance with this Section 14(d) shall be binding upon the Investor Parties and the Company. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(e) Successors and Assigns. Except as provided in Section 9 hereof, this Agreement shall not be assigned, in whole or in part, by operation of law or otherwise, without the prior written consent of the parties hereto. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

(f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under any applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement.

(g) Counterparts; Electronic Signatures. This Agreement may be executed simultaneously in counterparts (including by means of telecopied, facsimile or portable data format (PDF) signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Each party hereto intends that any electronic signatures complying with the U.S. federal ESIGN Act of 2000 (including DocuSign) constitute original signatures binding upon such party and that an electronic copy or counterpart of this Agreement containing signatures (original or electronic) of such party shall be deemed to be an original counterpart of this Agreement.

(h) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” herein shall mean “including without limitation.”

(i) Governing Law; Jurisdiction. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any Delaware Chancery Court, or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court of the United States located in the State of Delaware or, if no such federal court shall exercise jurisdiction or have subject matter jurisdiction, the Delaware Superior Court, and any appellate court from any appeal thereof (the foregoing courts, collectively, the “Designated Courts” and each a “Designated Court”) or if such court does not have subject matter jurisdiction, any court of the United States located in the State of Delaware. Each of the parties hereby (a) irrevocably and unconditionally consents to the jurisdiction of such Designated Courts in any such suit, action or proceeding (b) agree not to commence any suit, action or other proceeding arising out of or relating to this Agreement in any court other than a Designated Court, and (c) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such Designated Court or that any such suit, action or proceeding brought in any such Designated Court has been brought in an inconvenient forum. Each party agrees that a final judgment in any such suit, action or other proceeding brought before a Designated Court may be enforced in any jurisdiction by suit on the judgment or in any other manner provided by law. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such Designated Court.

(j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or by registered or certified mail (postage prepaid, return receipt requested) to the Conversant Investors, the Silk Investors and to the Company at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 14(j)):

if to the Company:

Sonida Senior Living, Inc.

14755 Preston Road, Suite 810

Dallas, Texas 75254

Attention: Tabitha Bailey

Email: tabitha.bailey@sonidaliving.com

with a copy to:

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois 60603

787 Seventh Avenue

New York, New York 10019

Attention:   Beth E. Berg

      Michael P. Heinz

Email:   bberg@sidley.com

      mheinz@sidley.com

if to the Conversant Investors:

c/o Conversant Capital LLC

25 Deforest Avenue

Summit, New Jersey 07901

Attention: Paul Dumaine; Robert Grove

Email: pdumaine@conversantcap.com; rgrove@conversantcap.com

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: John M. Bibona

Email: john.bibona@friedfrank.com

if to the Silk Investors:

810 Seventh Avenue, 28th Floor

New York, New York 10019

Attention: Shmuel Lieberman

Email: slieberman@gfinv.com

with a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attention: Robert W. Downes

Email: downesr@sullcrom.com

(k) Mutual Waiver of Jury Trial. As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way to this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

(l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(m) Opt-Out Requests. Each Investor Party shall have the right, at any time and from time to time (including after receiving information regarding any potential public offering), to elect to not receive any notice that the Company or any other Investor Party otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Investor Party that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Company and other Investor Parties shall not be required to, and shall not, deliver any notice or other information required to be provided to such Investor Party hereunder to the extent that the Company or such other Investor Parties reasonably expect would result in such Investor Party acquiring material non-public information within the meaning of Regulation FD promulgated under the Exchange Act. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. An Investor Party that previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of an Investor Party to issue and revoke subsequent Opt-Out Requests; provided that each Investor Party shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement as of the date first written above.

COMPANY:

SONIDA SENIOR LIVING, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

CONVERSANT INVESTORS:

CONVERSANT DALLAS PARKWAY (A) LP

By: Conversant GP Holdings LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

CONVERSANT DALLAS PARKWAY (B) LP

By: Conversant GP Holdings LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

CONVERSANT DALLAS PARKWAY (D) LP

By: Conversant GP Holdings LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

CONVERSANT DALLAS PARKWAY (F) LP

By: Conversant GP Holdings LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

CONVERSANT PIF AGGREGATOR A LP

By: Conversant Private GP LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

CPIF SPARTI SAF, L.P.

By: Conversant Private GP LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

CPIF K CO-INVEST SPT A, L.P.

By: Conversant Private GP LLC, its general partner

By:
Name:	Michael Simanovsky
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

SILK INVESTORS:

SILK PARTNERS, LP

By:
Name:
Title:

PF INVESTORS, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT D

FORM OF JOINDER

(Attached.)

AGREED FORM

Exhibit D

JOINDER AGREEMENT

THIS JOINDER (this “Joinder”) to the Investment Agreement, dated as of November 4, 2025 (as amended, restated, modified, supplemented or waived from time to time, the “Investment Agreement”), by and between Sonida Senior Living, Inc., a Delaware corporation (the “Company”) and Silk Partners, LP, a New York limited partnership (“Silk” or the “Investor” and the Investor together with the Company, the “Original Parties”), is made and entered into as of [●] by [●] (each, a “New Party” and collectively, the “New Parties”) and the Company. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Investment Agreement.

WHEREAS, the Investor has assigned certain rights, interests and obligations under the Investment Agreement to the New Parties, and the Investment Agreement and the Company require each New Party, as a holder of such rights, interests and obligations, to become a party to the Investment Agreement, and the New Parties agree to do so in accordance with the terms hereof; and

WHEREAS, pursuant to Section 7.4 of the Investment Agreement, each New Party is required to execute this Joinder.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1. Joinder. Each New Party hereby agrees that, unless otherwise expressly set forth in the Investment Agreement, upon the execution of this Joinder, it (a) shall be deemed an “Investor” for all purposes of the Investment Agreement, (b) shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Investment Agreement in its capacity as an “Investor” from and after the date hereof, and (c) shall be deemed to have made, severally and not jointly with respect solely to itself and as of the date hereof, each representation and warranty contained in Section 2.2 of the Investment Agreement (including, but not limited to, Section 2.2(d) of the Investment Agreement) as an Investor thereunder; provided that with respect to obligations of Investor to purchase Shares and pay the applicable portion of the Purchase Price under the Investment Agreement, each New Party’s agreement to perform such obligations shall be limited to the Assigned Purchase Price Payment Obligation.

2. Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Original Parties and their respective successors and permitted assigns, and each New Party.

3. Counterparts; Electronic Signatures. This Joinder may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Each party hereto intends that any electronic signatures complying with the U.S. federal ESIGN Act of 2000 (including DocuSign) constitute original signatures binding upon such party and that an electronic copy or counterpart of this Joinder containing signatures (original or electronic) of such party shall be deemed to be an original counterpart of this Joinder.

4. Notices. For purposes of Section 7.2 of the Investment Agreement, all notices, demands or other communications to each New Party shall be directed to:

[●]

Attention: [●]

Email: [●]

with a copy to (which shall not constitute notice):

[●]

Attention: [●]

Email: [●]

5. Governing Law. This Joinder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

6. Descriptive Headings. The headings in this Joinder are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

* * *

IN WITNESS WHEREOF, the undersigned, in intending to be legally bound hereby, have duly executed this Joinder as of the date set forth above.

NEW PARTY:

[•]

By:
Its:

Assumed Purchase Price:

Shares:

COMPANY:

Sonida Senior Living, Inc.

By:
Its: